Exhibit 10.1

                               FIRST AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT


         This First Amendment to Securities Purchase Agreement (this "AMENDMENT") is made and entered into as of the 28th day of January, 2005 by and among Amen Properties, Inc. (the "COMPANY") and the purchasers named on the signature pages attached hereto (the "PURCHASERS"), with reference to the following facts:

         A. The Company and the Purchasers entered into that certain Securities Purchase Agreement dated as of January 18, 2005 (the "ORIGINAL PURCHASE AGREEMENT"). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Original Purchase Agreement.

         B. Pursuant to the Original Purchase Agreement, the Closing Date is set at January 28, 2005 or such other time as is mutually agreed upon by the parties. The parties acknowledge that there are delays in preparation for closing, and have determined and agreed that the Closing Date should be extended as provided herein.

         NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements set forth in the Original Purchase Agreement and this Amendment, the parties hereto agree as follows:

         1. AMENDMENT TO ORIGINAL PURCHASE AGREEMENT. The Original Purchase Agreement is hereby amended to change the Closing Date from January 28, 2005 to the following: "February 28, 2005 or such earlier time as the Company has received all documents necessary for Closing and all conditions to Closing have been satisfied or at such other time as the parties mutually agree."

         2. RATIFICATION OF ORIGINAL PURCHASE AGREEMENT, AS AMENDED. Except as expressly modified herein, the Original Purchase Agreement shall remain unchanged and, as amended hereby, in full force and effect. The parties hereto hereby acknowledge, ratify and confirm the Original Purchase Agreement, as amended hereby, and agree to perform their obligations thereunder.

         3. COUNTERPARTS. This Amendment may be executed in any number of counterparts so long as each party hereto executes at least one such counterpart, and all such counterparts shall be taken together as one document. Faxed signatures shall be considered and deemed original signatures for all purposes.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.


                                         THE COMPANY:

                                         AMEN PROPERTIES, INC.


                                         By: /s/ Jon M. Morgan
                                         -------------------------------------
                                         Jon M. Morgan, President

                                         THE PURCHASERS:



                                         -------------------------------------
                                         Jon M. Morgan


                                         -------------------------------------
                                         Eric Oliver


                                         MORIAH INVESTMENT PARTNERS

                                         By:
                                         -------------------------------------
                                         Name:
                                         -------------------------------------
                                         Title:
                                         -------------------------------------


                                         McGRAW BROTHER INVESTMENTS


                                         By:
                                         -------------------------------------
                                         Name:
                                         -------------------------------------
                                         Title:
                                         -------------------------------------


                                         -------------------------------------
                                         Frosty Gilliam


                                         -------------------------------------
                                         John Norwood


                                         -------------------------------------
                                         John Bergman

                                         LCM PARTNERSHIP, LP


                                         By: ,
                                         -------------------------------------
                                         its general partner


                                         By:
                                         -------------------------------------
                                         Name:
                                         -------------------------------------
                                         Title:
                                         -------------------------------------

                                         JMA CHEDDARS, LTD.

                                         By: ,
                                         -------------------------------------
                                         its general partner


                                         By:
                                         -------------------------------------
                                         Name:
                                         -------------------------------------
                                         Title:
                                         -------------------------------------


                                         -------------------------------------
                                         Bruce Edgington

================================================================================


                          SECURITIES PURCHASE AGREEMENT


                          DATED AS OF JANUARY 18, 2005


                                  BY AND AMONG


                              AMEN PROPERTIES, INC.

                                       AND


                              THE PURCHASERS NAMED
                          ON THE SIGNATURE PAGES HERETO



================================================================================

                                TABLE OF CONTENTS
                                                                         PAGE
ARTICLE I DEFINITIONS......................................................1
   SECTION 1.1 - DEFINITIONS...............................................1
   -------------------------
   SECTION 1.2 - OTHER DEFINITIONS.........................................3
   -------------------------------
   SECTION 1.3 - CONSTRUCTION..............................................3
   --------------------------
ARTICLE II ISSUANCE AND PURCHASE OF STOCK..................................3
   SECTION 2.1 - ISSUANCE AND PURCHASE OF STOCK............................3
   --------------------------------------------
   SECTION 2.2 - THE CLOSING...............................................4
   -------------------------
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................4
   SECTION 3.1 - ORGANIZATION..............................................4
   --------------------------
   SECTION 3.2 - DUE AUTHORIZATION.........................................4
   -------------------------------
   SECTION 3.3 - NON-CONTRAVENTION.........................................5
   -------------------------------
   SECTION 3.4 - CAPITALIZATION............................................5
   ----------------------------
   SECTION 3.5 - LEGAL PROCEEDINGS.........................................6
   -------------------------------
   SECTION 3.6 - NO VIOLATIONS.............................................6
   ---------------------------
   SECTION 3.7 - PERMITS...................................................6
   ---------------------
   SECTION 3.8 - FINANCIAL STATEMENTS......................................6
   ----------------------------------
   SECTION 3.9 - NO MATERIAL ADVERSE CHANGE................................6
   ----------------------------------------
   SECTION 3.10 - DISCLOSURE...............................................6
   -------------------------
   SECTION 3.11 - COMPLIANCE...............................................7
   -------------------------
   SECTION 3.12 - REPORTING STATUS.........................................7
   -------------------------------
   SECTION 3.13 - PROPERTIES AND CONTRACTS.................................7
   ---------------------------------------
   SECTION 3.14 - ENVIRONMENTAL MATTERS....................................7
   ------------------------------------
   SECTION 3.15 - INSURANCE................................................8
   ------------------------

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.................8
   SECTION 4.1 - AUTHORITY.................................................8
   -----------------------
   SECTION 4.2 - CONSENTS AND APPROVAL; NO VIOLATION.......................8
   -------------------------------------------------
   SECTION 4.3 - SECURITIES LAWS...........................................8
   -----------------------------

ARTICLE V ADDITIONAL AGREEMENTS...........................................11
   SECTION 5.1 - USE OF PROCEEDS..........................................11
   -----------------------------
   SECTION 5.2 - ACCESS TO INFORMATION....................................11
   -----------------------------------
   SECTION 5.3 - RESERVATION OF COMMON STOCK..............................12
   -----------------------------------------
   SECTION 5.4 - LISTING OF COMMON STOCK..................................12
   -------------------------------------
   SECTION 5.5 - FUTURE SALES OF COMMON STOCK.............................12
   ------------------------------------------
   SECTION 5.6 - BEST EFFORTS.............................................12
   --------------------------
   SECTION 5.7 - PUBLIC ANNOUNCEMENTS.....................................12
   ----------------------------------
   SECTION 5.8 - APPROVAL OF PREFERRED....................................13
   -----------------------------------
   SECTION 5.9 - RESTRICTIVE LEGENDS......................................13
   ---------------------------------


                                TABLE OF CONTENTS
                                                                         PAGE
ARTICLE VI PURCHASERS' CONDITIONS.........................................14
   SECTION 6.1 - REPRESENTATIONS AND COVENANTS............................14
   -------------------------------------------
   SECTION 6.2 - CERTIFICATE OF DESIGNATION...............................14
   ----------------------------------------
   SECTION 6.3 - REQUIRED CONSENTS AND APPROVALS..........................14
   ---------------------------------------------

ARTICLE VII COMPANY'S CONDITIONS..........................................14
   SECTION 7.1 - REPRESENTATIONS AND COVENANTS............................14
   -------------------------------------------
   SECTION 7.2 - REQUIRED CONSENTS AND APPROVALS..........................14
   ---------------------------------------------
   SECTION 7.3 - ADDITIONAL DOCUMENTS.....................................15
   ----------------------------------

ARTICLE VIII TERMINATION AND SURVIVAL.....................................15
   SECTION 8.1 - TERMINATION..............................................15
   -------------------------
   SECTION 8.2 - SURVIVAL; FAILURE TO CLOSE...............................15
   ----------------------------------------

ARTICLE IX MISCELLANEOUS..................................................15
   SECTION 9.1 - ENTIRE AGREEMENT.........................................15
   ------------------------------
   SECTION 9.2 - NOTICES..................................................15
   ---------------------
   SECTION 9.3 - GOVERNING LAW............................................16
   ---------------------------
   SECTION 9.4 - SEVERABILITY.............................................16
   --------------------------
   SECTION 9.5 - EXPENSES.................................................16
   ----------------------
   SECTION 9.6 - DESCRIPTIVE HEADINGS.....................................16
   ----------------------------------
   SECTION 9.7 - COUNTERPARTS.............................................16
   --------------------------
   SECTION 9.8 - ASSIGNMENT...............................................16
   ------------------------
   SECTION 9.9 - AMENDMENTS; WAIVERS......................................17
   ---------------------------------

                          SECURITIES PURCHASE AGREEMENT


         This Securities Purchase Agreement (the "AGREEMENT") is made and entered into as of the 18th day of January, 2005, by and among Amen Properties, Inc., a Delaware corporation (the "COMPANY"), and the purchasers whose names appear on the Signature Pages hereto (the "PURCHASERS", and each a "PURCHASER").

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 - DEFINITIONS. As used in this Agreement, the following terms have the meanings indicated:

         "AGREEMENT" has the meaning ascribed to such term in the first paragraph hereof.

         "CERTIFICATE OF DESIGNATION" means the Certificate of Designations of Series C Convertible Preferred Stock of Amen Properties, Inc. in substantially the form attached hereto as EXHIBIT "A".

         "CLOSING" has the meaning ascribed to such term in Section 2.2.

         "CLOSING DATE" has the meaning ascribed to such term in Section 2.2.

         "COMMON STOCK" means the common stock, $0.01 par value per share, of the Company.

         "COMPANY" has the meaning ascribed to such term in the first paragraph hereof.

         "CONTRACTS"  means  any  indenture,   mortgage,  deed  of  trust,  loan
agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company or any of its Subsidiaries is a party or to which their respective material properties or assets are subject.

         "CONVERSION SHARES" means the shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock pursuant to the terms thereof.

         "ENVIRONMENTAL LAWS" means all (i) all federal statutes regulating or prescribing restrictions regarding the use of property or other activities affecting the environment (air, water, land, animal and plant life), including but not limited to the following: the Clean Air Act, Clean Water Act, Comprehensive Environmental Response, Compensation and Liability Act, Emergency Planning and Community Right-to-Know Act, Hazardous Materials Transportation Act, National Environmental Policy Act, Occupational Safety and Health Act, Oil Pollution Act of 1990, Resource Conservation and Recovery Act, Safe Drinking Water Act, and Toxic Substances Control Act; (ii) all regulations promulgated under such federal statutes, (iii) all local and state laws, rules and regulations regulating the use of or relating to or affecting the environment, and (iv) all common law rights, duties and obligations relating to the use of or matters affecting the environment.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "GOVERNMENTAL AUTHORITY" means the United States, any foreign country, state, county, city or other political subdivision, agency or instrumentality thereof.

         "GUARANTY" or "GUARANTIES" means the guaranty, letter of credit or similar arrangement by each Purchaser in favor of the lender to the Company and/or one or more of its Subsidiaries, pursuant to which such Purchaser will guarantee or secure a portion of the indebtedness of the Company and/or one or more of its Subsidiaries to such lender for a period of three (3) years in a form acceptable to the lender. The total amount covered by the Guaranties of all of the Purchasers will be $5,000,000. The portion of such indebtedness to be guaranteed by each Purchaser shall be set forth on such Purchaser's Signature Page.

         "MATERIAL ADVERSE EFFECT" means any event or condition which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole.

         "PERMITS" means any licenses, permits, certificates, consents, orders, approvals and other authorizations from, and all declarations and filings with, all federal, state, local and other Governmental Authorities, all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate the properties of the Company and its Subsidiaries and to carry on the business of the Company and the Subsidiaries as now or proposed to be conducted as set forth in the SEC Filings.

         "PURCHASED SECURITIES" has the meaning ascribed to such term in Section 2.1.

         "PURCHASER" has the meanings ascribed to such terms in the first paragraph hereof.

         "SEC" means the Securities and Exchange Commission.

         "SEC FILINGS" means the Company's reports and other filings made with the SEC for a period of two (2) years prior to the date hereof and all exhibits thereto.

         "SECURITIES" means the Series C Preferred Stock and the Warrants being purchased pursuant to this Agreement and the Conversion Shares and Warrant Shares issuable in connection therewith.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SERIES A AND B PREFERRED STOCK" means the Series A Preferred Stock and Series B Convertible Preferred Stock of the Company.

         "SERIES C PREFERRED STOCK" means the Series C Convertible Preferred Stock of the Company, par value $0.001 per share, having the rights and preferences substantially as set forth in EXHIBIT "A" attached hereto.

         "SIGNATURE PAGE" means the counterpart signature page of this Agreement signed by each Purchaser.

         "SUBSIDIARY" means, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity. Such term shall also refer to any other partnership, limited partnership, limited liability company, joint venture, trust, or other business entity in which such entity has a material interest. With respect to the Company, as of the date of this Agreement, the Company's Subsidiaries are set forth on SCHEDULE 3.1 attached hereto.

         "TRANSACTIONS" means the issuance and sale of the Purchased Securities to the Purchasers and the other transactions and obligations contemplated by this Agreement.

         "WARRANT" or "WARRANTS" means the Company's Common Stock Purchase Warrants, having terms substantially as set forth in EXHIBIT "B" attached hereto.

         "WARRANT CERTIFICATE" means a certificate evidencing a Warrant in substantially the form attached hereto as EXHIBIT "B".

         "WARRANT SHARES" means the shares of Common Stock purchased or purchaseable upon the exercise of the Warrants pursuant to the terms thereof.

     SECTION 1.2 - OTHER DEFINITIONS. Other terms defined in this Agreement have the meanings so given them.


     SECTION 1.3 - CONSTRUCTION. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter. Except as specified otherwise, all references to Articles and Sections refer to articles and sections of this Agreement, and all references to exhibits and schedules are to Exhibits and Schedules attached to this Agreement, each of which is made a part of this Agreement for all purposes. The word "including" shall mean "including, without limitation" unless the context otherwise requires.

                                   ARTICLE II
                         ISSUANCE AND PURCHASE OF STOCK

     SECTION 2.1 - ISSUANCE AND PURCHASE OF STOCK. Subject to the terms and conditions of this Agreement, (i) the Company agrees to issue and sell to the Purchasers a total of 125,000 shares of Series C Preferred Stock (convertible into a total of 500,000 Conversion Shares) and Warrants for the purchase of a total of 250,000 Warrant Shares (the "PURCHASED SECURITIES") for an aggregate purchase price consisting of $2,000,000 in cash and the Guaranties, and (ii) each Purchaser agrees to subscribe for and purchase from the Company the number of shares of Series C Preferred Stock and a Warrant for the number of Warrant Shares set forth on such Purchaser's Signature Page for a purchase price consisting of the amount of cash and the amount of such Purchaser's Guaranty also set forth on such Purchaser's Signature Page.

     SECTION 2.2 - THE CLOSING. Subject to the terms and conditions of this Agreement, the issuance and purchase of the Purchased Securities shall take place at a closing (the "CLOSING") to be held at the offices of the Company, 303
W. Wall, Suite 1700, Midland, Texas, at 10:00 a.m. (Central time) on January 28, 2005, or such other place or time as may be agreed by the parties. The date on which the Closing occurs is referred to herein as the "CLOSING DATE." At the Closing, the Company will deliver to each Purchaser certificates representing the Purchased Securities set forth on such Purchaser's Signature Page registered in the name of such Purchaser, or in the name of such nominee or designee as the Purchaser may request in writing at least five (5) days prior to Closing, upon receipt of (i) the cash purchase price set forth on such Purchaser's Signature Page therefor by wire transfer of immediately available funds to an account designated by the Company, or by such other method as is mutually agreed to by such Purchaser and the Company, and (ii) such Purchaser's duly executed Guaranty in the amount set forth on such Purchaser's Signature Page. Such certificates shall bear appropriate restrictive legends deemed necessary by the Company to comply with applicable securities and corporate laws, including without limitation those set forth in Section 5.9. Effective as of the Closing Date, the Company shall have filed the Certificate of Designation with the Secretary of State of the State of Delaware.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchasers as of the date hereof as follows:

     SECTION 3.1 - ORGANIZATION. Each of the Company and its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and (iii) is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or tranasacts business, except where the failure to be so qualified would reasonably be expected to have a Material Adverse Effect, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. SCHEDULE
3.1 contains a list of the Company's Subsidiaries, including the jurisdiction of organization of, and direct and indirect ownership of the Company in, each Subsidiary (and whether such ownership is subject to a lien, security interest or other encumberance).

     SECTION 3.2 - DUE AUTHORIZATION. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized (except for the approval of the designation, issuance and sale of the Series C Preferred Stock by the holders of the Series A and B Preferred Stock) and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Approval of this Agreement and the Transactions by the Board of Directors of the Company constitutes approval by the Board of Directors of the Company of the Purchasers becoming Interested Stockholders of the Company prior to the time the Purchasers became Interested Stockholders within the meaning of Section 203 of the Delaware General Corporation Law.

     SECTION 3.3 - NON-CONTRAVENTION. The execution and delivery of this Agreement, the issuance and sale of the Securities and the consummation of the Transactions will not (assuming the approval of the designation, issuance and sale of the Series C Preferred Stock by the holders of the Series A and B
Preferred Stock) (a) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under (i) any material Contracts, (ii) the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, or (iii) to its knowledge, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any of its Subsidiaries or their respective properties, except as to (i), (ii) and (iii) above those conflicts, violations or defaults that would not reasonably be expected to have a Material Adverse Effect, or (b) result in the creation or imposition of any material lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any material obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of material indebtedness or any material indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of the material property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of this Agreement and the valid issuance and sale of the Purchased Securities, other than such as have been made or obtained, except for any securities filings required to be made under federal or state securities laws, and except where any failure to make or obtain any of the foregoing would not reasonably be expected to have a Material Adverse Effect.

     SECTION 3.4 - CAPITALIZATION. The capitalization of the Company as of September 30, 2004 is as set forth in SCHEDULE 3.4 attached hereto and in the SEC Filings. The Company has not issued any capital stock since that date. The Purchased Securities have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in SCHEDULE 3.4 or disclosed in the SEC Filings, there are no outstanding rights (including without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contracts, commitments, agreements, understandings or arrangements of any kind to which the Company is a party relating thereto. Without limiting the foregoing and other than certain registration rights previously granted by the Company to certain Company stockholders, no preemptive rights, co-sale rights, rights of first refusal or other similar rights exist with respect to the issuance and sale of the Purchased Securities. The Company owns the equity interest in each of its Subsidiaries specified in SCHEDULE 3.1, free and clear of any pledge, lien, security interest, encumbrance or claim, other than as described in SCHEDULE
3.1. Except for certain agreements relating to the Series A and B Preferred Stock and except as disclosed in the SEC Filings, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

     SECTION 3.5 - LEGAL PROCEEDINGS. There is no material legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which the business or property of the Company or any of its Subsidiaries is subject.

     SECTION  3.6  -  NO  VIOLATIONS.   Neither  the  Company  nor  any  of  its
Subsidiaries is in violation of its charter, bylaws or other organizational document, or to its knowledge, in violation of any law, administrative regulation, ordinance or order of any court or Governmental Authority, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material Contracts, which would be reasonably likely to have a Material Adverse Effect.

     SECTION 3.7 - PERMITS. Each of the Company and its Subsidiaries has all necessary Permits that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the SEC Filings, except where the failure to currently possess such Permits would not reasonably be expected to have a Material Adverse Effect.

     SECTION 3.8 - FINANCIAL STATEMENTS. The financial statements of the Company and the related notes contained in the SEC Filings present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, except that such financial statements do not reflect the sale by a Subsidiary of the Company in December 2004 of real estate in Lubbock, Texas as disclosed in a recent SEC Filing. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified.

     SECTION 3.9 - NO MATERIAL ADVERSE CHANGE. Except as disclosed in the SEC Filings, since September 30, 2004, there has not been (i) any change in the business, financial condition or operation of the Company which would reasonably be expected to have a Material Adverse Effect, (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company or its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

     SECTION 3.10 - DISCLOSURE. The information contained in the SEC Filings as of the date of such information did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     SECTION  3.11 -  COMPLIANCE.  The Common  Stock is  registered  pursuant to
Section 12(g) of the Exchange Act and is listed on the Nasdaq SmallCap Market of the Nasdaq Stock Market (the "NASDAQ STOCK MARKET"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq Stock Market, nor has the Company received any notification within the 12 months preceding the date of this Agreement that the SEC or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

     SECTION 3.12 - REPORTING STATUS. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. Copies of such documents have been made available to each of the Purchasers.

     SECTION  3.13 -  PROPERTIES  AND  CONTRACTS.  Each of the  Company  and its
Subsidiaries has good and defensible title to all property included in the financial information provided to Purchasers (except for the real estate in Lubbock, Texas sold by a Subsidiary of the Company in December 2004 and disclosed in a recent SEC Filing), free and clear of all liens, charges, encumbrances or restrictions, except (i) liens granted to a lender by the Company or a Subsidiary of the Company, (ii) statutory liens in favor of taxing authorities or others, and (iii) to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not reasonably be expected to have a Material Adverse Effect. All material Contracts are valid, binding and enforceable against the Company or its Subsidiaries, as applicable, and, to the knowledge of the Company, are valid, binding and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries, and to their best knowledge, the other parties thereto, are not in default under any of the material Contracts, which default would reasonably be expected to have a Material Adverse Effect.

     SECTION 3.14 - ENVIRONMENTAL MATTERS. Except as would not reasonably be expected to have a Material Adverse Effect and except as disclosed in the SEC Filings, (i) each of the Company and its Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws, (ii) each of the Company and its Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has in full force and effect and is in compliance with all Permits required under any applicable Environmental Laws, (iii) there is no civil, criminal or administrative action, suit, demand, hearing, notice of violation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company, threatened against the Company or its Subsidiaries under any Environmental Law,
(iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or its Subsidiaries, and (v) neither the Company nor its Subsidiaries has received notice that it has been identified as a potentially responsible party under any Environmental Law.

     SECTION 3.15 - INSURANCE. Each of the Company and its Subsidiaries carries insurance in such amounts and covering such risks in such amounts as is customary for persons of a similar size in the businesses in which they are engaged.

                                  ARTICLE IV.
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Each Purchaser hereby represents and warrants to the Company as follows:

     SECTION 4.1 - AUTHORITY. The Purchaser has all requisite capacity, and if an entity requisite corporate, partnership or other organizational power and authority, to execute and deliver this Agreement and to consummate the Transactions to be performed by the Purchaser. If the Purchaser is an entity, the execution and delivery of this Agreement and the consummation of the Transactions to be performed by the Purchaser have been duly and validly authorized by all necessary action on the part of the board of directors, managers, general partner or similar body of the Purchaser, as the case may be, and no other corporate or similar proceedings are necessary to authorize the execution and delivery of this Agreement by the Purchaser or to consummate the Transactions to be performed by the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser and, assuming this Agreement constitutes valid and binding obligations of the Company, this Agreement constitutes a valid and binding agreement of the Purchaser, enforceable against him in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     SECTION 4.2 - CONSENTS AND APPROVAL; NO VIOLATION. Neither the execution and delivery of this Agreement by the Purchaser, the consummation of the Transactions to be performed by the Purchaser, nor compliance by the Purchaser, with any of the provisions hereof will (i) if the Purchaser is an entity, conflict with or result in any breach of any provisions of the Purchaser's organizational documents, (ii) require any material consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except for consents, approvals, authorizations, permits, filings or notifications which have been obtained or made, (iii) result in a default (with or without due notice or lapse of time or both) or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material indentures, loan or credit agreements, receivables sale or financing agreements, lease financing agreements, capital leases, mortgages, security agreements, bonds and notes and guaranties of any such obligations to which the Purchaser is a party or by which the Purchaser may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained, or
(iv) violate any material order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser.

     SECTION 4.3 - SECURITIES LAWS. The Purchaser (on his behalf and on behalf of any nominee or designee of the Purchaser who receives any of the Securities) hereby represents and warrants to and covenants with the Company that:

          (a) Purchaser has adequate means of providing for his current needs and possible contingencies, and has no need now, and anticipates no need in the foreseeable future, to sell the Securities. Purchaser is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, Purchaser is able to hold the Securities for an indefinite period of time and has sufficient net worth to sustain a loss of the entire investment in the Securities in the event such loss should occur.

          (b) Purchaser recognizes that its investment in the Securities involves a high degree of risk which may result in the loss of the total amount of the investment. Purchaser acknowledges that he is aware of and has carefully considered all risks incident to the purchase of the Securities, including without limitation those discussed in SCHEDULE 4.3(B).

          (c) Purchaser is acquiring the Securities for his own account (as principal) for investment and not with a view to the distribution or resale thereof. Purchaser has not offered or sold any portion of the Securities and has no present intention of dividing the Securities with others or of reselling or otherwise disposing of any portion of the Securities.

          (d) PURCHASER IS AWARE THAT HE MUST BEAR THE ECONOMIC RISK OF ITS INVESTMENT IN THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THEREFORE CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION OR EXCEPTION FROM SUCH REGISTRATION IS AVAILABLE AND, FURTHER, THAT ONLY THE COMPANY CAN TAKE ACTION TO REGISTER THE SECURITIES, AND THE COMPANY IS UNDER NO OBLIGATION TO DO SO. PURCHASER ALSO RECOGNIZES THAT NO FEDERAL OR STATE AGENCY HAS PASSED UPON THE SECURITIES OR MADE ANY FINDING OR DETERMINATION AS TO THE FAIRNESS OF AN INVESTMENT IN THE SECURITIES.

          (e) Purchase has reviewed, understands and agrees to the terms of the Series C Preferred Stock as set forth in the Certificate of Designations and the terms of his Warrant as set forth in the Warrant Certificate. Purchaser acknowledges and agrees that the Series C Preferred Stock has equal rights with either or both of the Series A and B Preferred Stock with respect to dividends, voting rights, conversion rights, redemption rights and liquidation preferences.

          (f) Purchaser (i) acknowledges receipt of sufficient information from the Company concerning the business of the Company and its Subsidiaries in order for Purchaser to make a fully informed investment decision, (ii) has had the opportunity to review and obtain copies of any information which the Company possesses and is desired by Purchaser relating to the Securities and the Company and its Subsidiaries (including without limitation copies of the SEC Filings), and (iii) has been given the opportunity to meet with officials of the Company and to have said officials answer any questions regarding the terms and conditions of this particular investment, and all such questions have been answered to Purchaser's full satisfaction. While the Company has attempted to provide information that is as accurate as possible, Purchaser acknowledges and agrees that the Company and its representatives cannot and do not make any assurances, representations or warranties with respect to any such information, except for the representations expressly set forth herein concerning information included in the SEC Filings. All information described in this Section 4.3(f), including without limitation the information included in the SEC Filings, is qualified in all respects by the Risk Factors discussed in SCHEDULE 4.3(B). The Purchaser has sufficient knowledge and experience in financial and business matters to enable him to evaluate the merits and risks of an investment in the Securities. In addition, in reaching the conclusion that he desires to acquire the Securities, Purchaser has carefully evaluated his financial resources and investments, has consulted with such legal, accounting and other experts as necessary or appropriate, and acknowledges and represents that Purchaser is able to bear the economic risks of this investment. Purchaser acknowledges and understands that none of the information provided or made available by or on behalf of the Company constitutes any legal, tax or investment advice.

          (g) Purchaser is an "ACCREDITED INVESTOR" as such term is defined in Rule 501 under the Securities Act. Purchaser will provide to the Company such information as may be reasonably requested by the Company to enable it to satisfy itself as to such status and the knowledge and experience of Purchaser and his ability to bear the economic risk of an investment in the Shares. Unless otherwise specified on such Purchaser's Signature Page, such Purchaser is a current stockholder of the Company.

          (h) All representations and warranties made by Purchaser in this Agreement and all other oral or written information provided by Purchaser to the Company is and are true, correct and complete in all material respects, and, if there should be any material change in such information prior to the acceptance of this Agreement, Purchaser will immediately furnish such revised or corrected information to the Company.

          (i) The address and social security number or federal tax identification number set forth on the Purchaser's Signature Page are his true and correct state (or other jurisdiction) of residence and social security number or federal tax identification number. Purchaser has no present intention of becoming a resident of any other state or jurisdiction. Purchaser is not subject to backup withholding and will provide such forms and documents as may be required by the Company to evidence his exemption from backup or other withholding taxes and hereby consents to withholding of any applicable taxes from his distributions from the Company.

          (j) Purchaser acknowledges and understands that certain of the information that he has received regarding the Company and its Subsidiaries may be material, non-public information, and that Purchaser will not be able to trade in the Common Stock while in possession of such information until that information has been properly disseminated to the public or becomes immaterial to the Company and its Subsidiaries.

          (k) Purchaser acknowledges and agrees that if Purchaser is more than one person, the obligations of the Purchaser are and shall be joint and several, and the representations and warranties herein contained are and shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors or assigns; that if the Purchaser is purchasing the Purchased Securities in a fiduciary capacity, the representations, warranties and agreements contained herein shall be deemed to have been made on behalf of the person or persons for whom the Purchaser is so purchasing; and that the representations and warranties of the Purchaser as set forth herein shall continue in effect following the sale of the Purchased Securities pursuant hereto. In the event that execution hereof by Purchaser is performed by any person as agent for or other representative of the Purchaser, such person represents that he is duly authorized and empowered to sign and deliver this document on behalf of the Purchaser in the capacity stated and that the Purchaser will be bound by this Agreement.

          (l) Purchaser acknowledges that it understands the meaning and legal consequences of the representations, warranties and covenants set forth in this Section 4.3 and that the Company has relied and will rely upon such representations, warranties, covenants and certifications, AND PURCHASER HEREBY AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE COMPANY AND ITS OFFICERS, DIRECTORS, CONTROLLING PERSONS, AGENTS AND EMPLOYEES, FROM AND AGAINST ANY AND ALL LOSS, DAMAGE OR LIABILITY, JOINT OR SEVERAL, AND ANY ACTION IN RESPECT THEREOF, TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT DUE TO OR ARISING OUT OF A BREACH OF ANY OF PURCHASER'S REPRESENTATIONS, WARRANTIES OR COVENANTS.

                                   ARTICLE V
                              ADDITIONAL AGREEMENTS

     SECTION 5.1 - USE OF PROCEEDS. The cash proceeds to the Company from the issuance of the Purchased Securities shall be used by the Company on and after the Closing Date to develop its Subsidiary's electricity retail business and for general corporate purposes.

     SECTION 5.2 - ACCESS TO INFORMATION.

          (a) Between the date hereof and the Closing Date, the Company will afford to the Purchasers and their authorized representatives full access during normal business hours to the facilities and properties and to the books and records of the Company and its Subsidiaries, will permit the Purchasers and their authorized representatives to make such reasonable inspections as they may require and will cause its officers and those of its Subsidiaries to furnish the Purchasers and their authorized representatives with such financial and operating data and other information with respect to the business, assets and properties of the Company and its Subsidiaries, as applicable, as the Purchasers and their authorized representatives may from time to time request.

          (b) Purchasers shall hold strictly confidential all information they obtain with respect to the Company or its Subsidiaries; PROVIDED, THAT Purchasers shall not be obligated to hold confidential information which
     (i) was or becomes generally available to the public other than as a result of a disclosure by any Purchaser or its representatives, (ii) was or becomes available to the Purchasers on a non-confidential basis from a source other than the Company or its representatives, so long as such source is not bound by a confidentiality agreement with the Company or otherwise prohibited from transmitting the information to the Purchasers, or (iii) is required to be disclosed in order to comply with any applicable law, order, regulation or ruling; provided further, that each Purchaser shall notify the Company prior to any disclosure under (iii) above and provide the Company the opportunity to dispute or contest such disclosure before any disclosure is made.

     SECTION 5.3 - RESERVATION OF COMMON STOCK. The Company has and will reserve and keep reserved for issuance, out of the authorized and unissued shares of the Common Stock, a number of shares of Common Stock sufficient to provide for issuance upon the exercise of the conversion of the outstanding Series C Preferred Stock and upon exercise of the outstanding Warrants and shall keep such shares free of any legal or contractual preemptive rights. The Company will take all steps necessary to keep the Conversion Shares and the Warrant Shares duly authorized for issuance by all requisite corporate and other action, and to assure that such Conversion Shares and Warrant Shares when issued upon conversion of the shares of Series C Preferred Stock or exercise of the Warrants, as the case may be, will be validly issued, fully paid and non-assessable.

     SECTION 5.4 - LISTING OF COMMON STOCK. The Company shall use its commercially reasonable efforts to comply with all requirements of the NASD with respect to the potential future issuance of the Conversion Shares and the Warrant Shares and the listing thereon on the Nasdaq Stock Market.

     SECTION 5.5 - FUTURE SALES OF COMMON STOCK. Each Purchaser agrees that if the Company engages in an underwritten public offering for the sale by the Company of shares of Common Stock during the one-year period following the Closing Date and thereafter so long as the Purchaser owns more than one percent (1%) of the total number of shares of Common Stock then outstanding, the Purchaser will, if so requested by the managing underwriter for such offering, execute and deliver to such managing underwriter a "lock-up" letter in a form acceptable to such managing underwriter. The obligations of and restrictions on the Purchaser under such "lock-up" letter shall be in effect for a maximum of 180 days as specified by the managing underwriter.

     SECTION 5.6 - BEST EFFORTS. Subject to the terms and conditions herein provided, the Company and each Purchaser agree to use their best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions.

     SECTION 5.7 - PUBLIC ANNOUNCEMENTS. The Purchasers shall not issue any press release or otherwise make any public statements with respect to the existence of this Agreement or the Transactions, and the Company shall issue such press releases or make such public statements as may be required by law or the rules of the Nasdaq Stock Market.

     SECTION 5.8 - APPROVAL OF PREFERRED. The Company shall submit (either by calling a special meeting or by soliciting written consents) the designation, issuance and sale of the Series C Preferred Stock to the holders of the Series A and Series B Preferred Stock for approval in accordance with the terms of those securities.

     SECTION  5.9  -  RESTRICTIVE  LEGENDS.  Each  certificate   evidencing  the
Securities shall bear a legend in substantially the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A SECURITIES PURCHASE AGREEMENT DATED AS OF JANUARY 18, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF THE COMPANY. SUCH SECURITIES PURCHASE AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON SALE, TRANSFER, OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE."

     In addition, unless counsel to the Company shall have advised the Company that such legend is no longer needed, each certificate evidencing the Securities shall bear a legend in substantially the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL SECURITIES LAWS, OR IN THE OPINION OF COUNSEL RESONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED."

     SECTION 5.10 - STOCKHOLDER APPROVAL. The parties hereto acknowledge that pursuant to rules of the Nasdaq Stock Market the conversion and exercise rights of the Purchasers under the Purchased Securities are subject to a cap on the number of shares of Common Stock issuable upon such conversion or exercise equal to twenty percent (20%) of the number of shares of Common Stock outstanding on the Closing Date (the "COMMON STOCK CAP") unless and until the issuance and sale of the Purchased Securities is approved by the stockholders of the Company under such rules of the Nasdaq Stock Market (the "STOCKHOLDER APPROVAL"). The Company agrees to solicit the Stockholder Approval in connection with its next stockholders meeting, but is under no obligation to hold a special meeting regarding such approval. The Purchasers acknowledge and agree (i) to the limitations imposed by the Common Stock Cap as more fully set forth in the Certificate of Designations and the Warrant Certificate, (ii) that without Stockholder Approval they will not be able to acquire all of the Conversion Shares and will likely not be able to acquire any of the Warrant Shares, which will adversely effect the value of the Securities they are purchasing hereunder, and (iii) that the Series C Preferred Stock will not be entitled to vote in connection with the Stockholder Approval.

                                   ARTICLE VI
                             PURCHASERS' CONDITIONS

     The obligations of the Purchasers to effect the Closing are subject to the satisfaction of the following conditions, any one or more of which may be waived by the Purchasers.

     SECTION 6.1 - REPRESENTATIONS AND COVENANTS. The representations and warranties contained in Article III hereof shall be true and correct in all material respects on and as of the Closing Date as if made, and shall be deemed to have been remade, on and as of the Closing Date. The Company shall have complied with all of its obligations contained herein the performance of which is required on or prior to the Closing Date.

     SECTION 6.2 - CERTIFICATE OF DESIGNATION. The Certificate of Designation in the form of Exhibit A shall have been duly adopted by all requisite corporate action and filed with the Secretary of State of the State of Delaware on or before the Closing Date, and shall not have been amended or modified.

     SECTION 6.3 - REQUIRED CONSENTS AND APPROVALS. (i) The designation, issuance and sale of the Series C Preferred Stock shall have been approved by the holders of the Series A and Series B Preferred Stock, and (ii) all other filings, consents, approvals and waivers necessary to the consummation of the purchase and sale of the Securities and the Transactions shall have been obtained.

                                  ARTICLE VII
                              COMPANY'S CONDITIONS

     The obligations of the Company to issue and sell the Purchased Securities are subject to the satisfaction of the following conditions any one or more of which may be waived by the Company:

     SECTION 7.1 - REPRESENTATIONS AND COVENANTS. The representations and warranties contained in Article IV hereof as to each Purchaser shall be true and correct in all material respects on and as of the Closing Date as if made, and shall be deemed to be remade, on and as of the Closing Date. Each Purchaser shall have complied with all of his obligations contained herein performance of which is required on or prior to the Closing Date.

     SECTION 7.2 - REQUIRED CONSENTS AND APPROVALS. (i) The designation, issuance and sale of the Series C Preferred Stock shall have been approved by the holders of the Series A and B Preferred Stock, and (ii) all other consents, approvals and waivers necessary to the consummation of the purchase and sale of the Securities and the Transactions shall have been obtained.

     SECTION 7.3 - ADDITIONAL DOCUMENTS. The Company shall have received such other certificates, instruments and documents from each Purchaser (and any of its nominees or designees which acquire Securities hereunder) as it may reasonably request pursuant to this Agreement.

                                  ARTICLE VIII
                            TERMINATION AND SURVIVAL

     SECTION 8.1 - TERMINATION. The Transactions contemplated hereby may be abandoned at any time prior to the Closing, as follows:

          (a) by the mutual written consent of the Company and all of the Purchasers;

          (b) by either the Company, on one hand, or the Purchasers, on the other hand, in the event the designation, issuance and sale of the Series C Preferred Stock are not approved by the holders of the Series A and B Preferred Stock; or

          (c) by the Company, on one hand, or the Purchasers, on the other hand collectively as one party, if there shall have been a breach by the other party of any of the covenants contained herein or if any representation or warranty made by any other party is untrue in any material respect, in either case in a manner not capable of being cured on or before the Closing Date.

     SECTION 8.2 - SURVIVAL; FAILURE TO CLOSE. If this Agreement is terminated without Closing, all representations, warranties, indemnities, and covenants contained herein or made in writing by any party in connection herewith will automatically terminate and be of no further force or effect, except the provisions of this Section 8.2 and Sections 4.3, 5.2(b) and 9.5 shall survive any such termination.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.1 - ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     SECTION 9.2 - NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile, with confirmation of receipt, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows (or to such other address as a party may designate in a notice to the other party given pursuant to this Section 9.2):

                  IF TO THE COMPANY:

                  Amen Properties, Inc.
                  303 W. Wall, Suite 1700
                  Midland, Texas 79701
                  Telephone:  (432) 684-3821
                  Facsimile:  (432) 685-3143
                  Attn:  Mr. Jon M. Morgan, President

                  IF TO THE PURCHASERS:

                  To each Purchaser at the address or fax number specified for such Purchaser on his Signature Page.

     SECTION 9.3 - GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS IN THE STATE OF TEXAS, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW AS IT APPLIES TO THE COMPANY AND THE SECURITIES.

     SECTION 9.4 - SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement unless the consummation of the Transactions contemplated hereby is materially and adversely affected thereby.

     SECTION 9.5 - EXPENSES. Except as otherwise provided herein, each party shall bear and pay all costs and expenses incurred by him or it or on his or its behalf in connection with transactions contemplated hereby, including fees and expenses of his or its representatives.

     SECTION 9.6 - DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     SECTION 9.7 - COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Faxed signatures of this Agreement shall be deemed and shall constitute binding signatures for all purposes.

     SECTION 9.8 - ASSIGNMENT. Except as provided in this Section 9.8, none of the Purchasers or the Company may assign his or its rights or obligations hereunder; PROVIDED, HOWEVER, a Purchaser may assign his rights to acquire the Purchased Securities to a nominee or designee, provided such assignment shall be completed and notice thereof given to the Company at least five (5) days prior to Closing, such assignment shall not relieve such Purchaser of his obligations hereunder, and any such nominee or designee shall be deemed to have made all of the representations, warranties and covenants of such Purchaser herein.

     SECTION 9.9 - AMENDMENTS; WAIVERS. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Company or any Purchaser therefrom, shall in any event be effective unless the same shall be in writing and signed by all Purchasers and the Company in the case of amendments, and the affected Purchaser(s) or the Company, as the case may be, in the case of waivers.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this agreement to be executed and delivered as of the day and year first above written.

                                   AMEN PROPERTIES, INC.


                                   By:  /s/  Jon M. Morgan
                                      ------------------------------------
                                            Jon M. Morgan, President


                                   SIGNATURE PAGES OF PURCHASERS FOLLOW

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           14,062   Shares of Series C Preferred Stock
         ----------
         A Warrant for   28,124   Warrant Shares
                        ---------
Payment of Purchase Price (check and complete applicable spaces):

         $  224,992    Total Cash Purchase Price
         ----------
                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $  562,480    Amount of Purchaser's Guaranty
         ----------
_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                           SIGNATURE OF PURCHASER:


                                           -------------------------------
                                                  Jon M. Morgan
Purchaser's Social Security
or Tax Identification Number:


Purchaser's Address:

----------------------       ------                  -------         ----------
(Number and Street)          (City)                  (State)         (Zip Code)



---------------------
Purchaser's Fax Number

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           14,063   Shares of Series C Preferred Stock
           --------
         A Warrant for   28,126   Warrant Shares
                         ------
Payment of Purchase Price (check and complete applicable spaces):

         $  225,008    Total Cash Purchase Price
         ----------
                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $  562,520    Amount of Purchaser's Guaranty
         ----------

_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                          SIGNATURE OF PURCHASER:


                                          --------------------------------------
                                                    Eric Oliver
Purchaser's Social Security
or Tax Identification Number:


Purchaser's Address:


-------------------          ------                  -------         ----------
(Number and Street)          (City)                  (State)         (Zip Code)


---------------------
Purchaser's Fax Number

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           25,000   Shares of Series C Preferred Stock
          ---------
         A Warrant for   50,000   Warrant Shares
                         ------
Payment of Purchase Price (check and complete applicable spaces):

         $  400,000.00    Total Cash Purchase Price
         -------------

                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $ 1,000,000.00    Amount of Purchaser's Guaranty
         --------------

_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                     SIGNATURE OF PURCHASER:

                                     Mariah Investment Partners

                                     By:                            ,
                                          --------------------------
                                              its general partner

                                     By:___________________________
                                     Name:_________________________
                                     Title:________________________
Purchaser's Social Security
or Tax Identification Number:


Purchaser's Address:


------------------           -----                   ------          ----------
(Number and Street)          (City)                  (State)         (Zip Code)

---------------------
Purchaser's Fax Number

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           25,000   Shares of Series C Preferred Stock
         ----------
         A Warrant for   50,000   Warrant Shares
                         ------

Payment of Purchase Price (check and complete applicable spaces):

         $  400,000.00    Total Cash Purchase Price
         -------------
                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $ 1,000,000.00    Amount of Purchaser's Guaranty
         --------------

_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                      SIGNATURE OF PURCHASER:

                                      McGRAW BROTHER INVESTMENTS

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________
Purchaser's Social Security
or Tax Identification Number:

Purchaser's Address:

-------------------          -----                   -------         ----------
(Number and Street)          (City)                  (State)         (Zip Code)

---------------------
Purchaser's Fax Number

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           12,500   Shares of Series C Preferred Stock
           ------

         A Warrant for   25,000   Warrant Shares
                        -------

Payment of Purchase Price (check and complete applicable spaces):

         $  200,000.00    Total Cash Purchase Price
         -------------

                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $  500,000.00    Amount of Purchaser's Guaranty
         -------------

_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                          SIGNATURE OF PURCHASER:


                                          --------------------------------------
                                                    Frosty Gilliam
Purchaser's Social Security
or Tax Identification Number:


Purchaser's Address:


-------------------          ------                  -------         ----------
(Number and Street)          (City)                  (State)         (Zip Code)

---------------------
Purchaser's Fax Number

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           12,500   Shares of Series C Preferred Stock
           ------

         A Warrant for   25,000   Warrant Shares
                         ------
Payment of Purchase Price (check and complete applicable spaces):

         $  200,000.00    Total Cash Purchase Price
         -------------

                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $  500,000.00    Amount of Purchaser's Guaranty
         -------------

_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                     SIGNATURE OF PURCHASER:


                                     --------------------------------------
                                              John Norwood
Purchaser's Social Security
or Tax Identification Number:


Purchaser's Address:


-------------------         -----                   ------          ----------
(Number and Street)         (City)                  (State)         (Zip Code)

---------------------
Purchaser's Fax Number

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           6,250   Shares of Series C Preferred Stock
           -----

         A Warrant for   12,500   Warrant Shares
                         ------

Payment of Purchase Price (check and complete applicable spaces):

         $  100,000.00    Total Cash Purchase Price
         -------------

                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $  250,000.00    Amount of Purchaser's Guaranty
         -------------

_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                       SIGNATURE OF PURCHASER:


                                       --------------------------------------
                                                John Bergman
Purchaser's Social Security
or Tax Identification Number


Purchaser's Address:


-------------------          ------                  -------         ---------
(Number and Street)          (City)                  (State)         (Zip Code)

---------------------
Purchaser's Fax Number

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           6,250   Shares of Series C Preferred Stock
           -----

         A Warrant for   12,500   Warrant Shares
                         ------

Payment of Purchase Price (check and complete applicable spaces):

         $  100,000.00    Total Cash Purchase Price
         -------------
                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $  250,000.00    Amount of Purchaser's Guaranty
         -------------

_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                      SIGNATURE OF PURCHASER:

                                      LCM PARTNERSHIP, LP

                                      By:                           ,
                                           -------------------------
                                               its general partner

                                      By:___________________________
                                      Name:_________________________
                                      Title:________________________
Purchaser's Social Security
or Tax Identification Number:


Purchaser's Address:

------------------          ------                  ------          ----------
(Number and Street)         (City)                  (State)         (Zip Code)

---------------------
Purchaser's Fax Number

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           6,250   Shares of Series C Preferred Stock
           -----

         A Warrant for   12,500   Warrant Shares
                         ------

Payment of Purchase Price (check and complete applicable spaces):

         $  100,000.00    Total Cash Purchase Price
         -------------

                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $  250,000.00    Amount of Purchaser's Guaranty
         -------------

_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                       SIGNATURE OF PURCHASER:

                                       JMA CHEDDARS, LTD.

                                       By:                              ,
                                            ----------------------------
                                                its general partner

                                       By:_____________________________
                                       Name:___________________________
                                       Title:__________________________
Purchaser's Social Security
or Tax Identification Number:

Purchaser's Address:

------------------          -----                   ------          ----------
(Number and Street)         (City)                  (State)         (Zip Code)

---------------------
Purchaser's Fax Number

                                                        PURCHASER SIGNATURE PAGE

Purchased Securities:

           3,125   Shares of Series C Preferred Stock
           -----

         A Warrant for   6,250   Warrant Shares
                         -----

Payment of Purchase Price (check and complete applicable spaces):

         $  50,000.00    Total Cash Purchase Price
         ------------
                  ________ Enclosed Certified or Cashier's Check or Money Order

                  ________ Wire Transfer

         $  125,000.00    Amount of Purchaser's Guaranty
         -------------

_____ Check here if Purchaser is not a stockholder of the Company on the date hereof.


         IN WITNESS WHEREOF, the Purchaser has executed this Securities Purchase Agreement as of the date first above written.

                                      SIGNATURE OF PURCHASER:


                                      --------------------------------------
                                                Bruce Edgington
Purchaser's Social Security
or Tax Identification Number:


Purchaser's Address:


------------------           ------                  -------         ----------
(Number and Street)          (City)                  (State)         (Zip Code)

---------------------
Purchaser's Fax Number

                                  SCHEDULE 3.1
                                       TO
                          SECURITIES PURCHASE AGREEMENT
                             DATED JANUARY 18, 2005
                                  BY AND AMONG
                              AMEN PROPERTIES, INC.
                        AND THE PURCHASERS NAMED THEREIN


                           SUBSIDIARIES OF THE COMPANY

         NEMA PROPERTIES, LLC ("NEMA") is a wholly-owned subsidiary of Amen Properties, Inc. NEMA is organized under the laws of the State of Nevada.

         AMEN MINERALS, L.P. is owned 99% by NEMA as the sole limited partner and 1% by Amen Properties, Inc., as the sole general partner, and is organized under the laws of the State of Delaware.

         AMEN DELAWARE, L.P. is owned 99% by NEMA as the sole limited partner and 1% by Amen Properties, Inc., as the sole general partner, and is organized under the laws of the State of Delaware.

         W POWER AND LIGHT, LP is owned 99% by NEMA as the sole limited partner and 1% by Amen Properties, Inc., as the sole general partner, and is organized under the laws of the State of Delaware.

         TCTB PARTNERS, LTD. in which the Company owns 71.3% of the outstanding partnership interests.(1)


(1) A 6.485533% interest in TCTB Partners, Ltd. is pledged to secure an obligation incurred in connection with the acquisition of such interest.

                              SCHEDULE 3.4

                                  SCHEDULE 3.4
                                       TO
                          SECURITIES PURCHASE AGREEMENT
                             DATED JANUARY 18, 2005
                                  BY AND AMONG
                              AMEN PROPERTIES, INC.
                        AND THE PURCHASERS NAMED THEREIN


I.       Common Stock, $.01 par value

         A.       Authorized and Issued

                  1. 20,000,000 shares authorized

                  2. 2,201,356 shares issued and outstanding

         B.       Stock Options and Warrants

                  1.       498,958  shares   reserved  for  issuance  for  stock
                           options,   including   252,947   shares   subject  to
                           currently outstanding stock options

                  2. 22,014 shares reserved for issuance upon exercise of currently outstanding warrants

         C.       Reserved for Conversion

                  1. 333,333 shares reserved for issuance upon conversion of the Series A Preferred Stock

                  2. 233,276 shares reserved for issuance upon conversion of the Series B Convertible Preferred Stock

II.      Preferred Stock, $.001 par value

         A. Authorized - 5,000,000 shares authorized

         B.       Designated, Issued and Outstanding

                  1.       80,000 shares of Series A Preferred Stock

                  2.       80,000 shares of Series B Convertible Preferred Stock

                                 SCHEDULE 4.3(B)
                                       TO
                          SECURITIES PURCHASE AGREEMENT
                             DATED JANUARY 18, 2005
                                  BY AND AMONG
                              AMEN PROPERTIES, INC.
                        AND THE PURCHASERS NAMED THEREIN


                              AMEN PROPERTIES, INC.

                                  RISK FACTORS

         Investment in the Securities involves a significant degree of risk, including the possible loss of the entire investment. No guarantee or representation is or can be made as to the Company's performance. The Company encourages each Purchaser to seek advice from legal, accounting and financial professionals prior to purchasing the Securities. In considering investing in the Securities, Purchasers should carefully review and consider the terms of this Agreement, the SEC Filings and the other information provided by the Company, and the investment considerations and risks associated with this investment including, but not limited to, the following (references to "we," "our" or "us" refer to the Company and its Subsidiaries:

CAP ON CONVERSION AND EXERCISE

         The conversion of the Series C Preferred Stock and the exercise of the Warrants is subject to a limitation on the number of shares of Common Stock that can be issued without Stockholder Approval under the rules of the Nasdaq Stock Market. If such Stockholder Approval is not obtained, the total number of Conversion Shares and Warrant Shares will be limited to no more than twenty percent (20%) of the number of outstanding shares of Common Stock on the Closing Date. As a result, without Stockholder Approval the Purchasers will not be entitled to acquire all of the Conversion Shares and will likely not be able to acquire any of the Warrant Shares, which will adversely effect the value of the Securities purchased by the Purchasers.

LACK OF OPERATING HISTORY

         In recent years, the Company has substantially changed its business plan. As a result, the Company's operating history under its current business plan is limited. In addition, one of the Company's Subsidiaries is a recent start-up electricity retail business. Such limited operating history of the Company and its Subsidiaries may not provide sufficient information for Purchasers to base an evaluation of likely performance.

RISKS RELATED TO PROJECTIONS AND ESTIMATES

         All statements other than statements of historical facts included in the SEC Filings or any other information provided to a potential investor regarding the financial position, business strategy, plans and objectives of management for future operations of the Company and its Subsidiaries are projections and estimates based upon current information available to the Company. While we believe that such projections and estimates are based upon reasonable assumptions, there are significant risks and uncertainties that could significantly effect expected results. Important factors that could cause actual results to differ materially from those in the projections and estimates include, without limitation, the Risk Factors discussed herein, and many of those factors are beyond our control. All written and oral projections and estimates and "forward looking" statements attributable to the Company, whether contained in the SEC Filings or otherwise, are expressly qualified in their entirety by such factors. Purchasers should expect the assumptions and related projections and estimates to change as additional information becomes available. However, the Company does not intend to update or otherwise revise the projections and estimates provided to reflect events or circumstances after the date of such information or to reflect the occurrence of unanticipated events. A Purchaser should carefully review and consider the assumptions and estimates, and obtain the advice of legal and accounting experts and other professionals regarding these matters. Actual results may differ materially from any business descriptions and operating estimates contained in the information provided or available to a Purchaser.

DETERMINATION OF OFFERING PRICE

         The Purchase Price for the Securities was determined arbitrarily by the Company, based upon, among other things, the short-term capital needs of the Company and recent market prices for the Common Stock. However, the Purchase Price should not be considered as any indication of the future market price or value of the Common Stock or the other Securities.

DEPENDENCE ON KEY PERSONNEL

         The Company depends to a large extent on the services of its executive officers and the officers and managers of its Subsidiaries. Particularly, the Company's newest Subsidiary, an electricity retail business, is heavily dependent upon the knowledge and expertise of the president of the Subsidiary. The loss of the services of any of those persons could have a material adverse effect on the Company and its Subsidiaries.

COMPETITION

         The Company and its Subsidiaries encounter substantial competition in acquiring rental property and oil and gas royalties, leasing rental space, and securing trained personnel. Most competitors have substantially larger financial resources, staffs and facilities than the Company and its Subsidiaries, and the Company and its Subsidiaries may be at a significant disadvantage in many competitive situations. See also "RELIANCE UPON NEW BUSINESS - THE RETAIL ELECTRICITY MARKET IS HIGHLY COMPETITIVE."

ADVERSE MARKET CONDITIONS

         The economic performance and value of the Company's properties are subject to all of the risks associated with owning and operating real estate, including

     o    changes in the national, regional and local economic climate
     o    the attractiveness of our properties to tenants
     o    the ability of tenants to pay rent
     o    competition from other available properties
     o changes in market rental rates o the need to periodically pay for costs to repair, renovate and re-let space
     o changes in operating costs, including costs for maintenance, insurance and real estate taxes o changes in laws and governmental regulations, including those governing usage, zoning, the environment and taxes

FAILURE BY TENANTS TO MAKE RENTAL PAYMENTS

         The Company's performance will depend on our ability to collect rent from tenants. At any time our tenants may experience a change in business conditions or a downturn in their business that may significantly weaken their financial condition. As a result, our tenants may delay a number of lease commencements, decline to extend or renew a number of leases upon expiration, fail to make rental payments when due under a number of leases, close a number of offices or declare bankruptcy. Any of these actions could result in the termination of the tenant's leases and the loss of rental income.

ACQUISITIONS OF PROPERTIES MAY NOT YIELD EXPECTED RETURNS

         Newly acquired properties may fail to perform as expected. Management may underestimate the costs necessary to bring acquired properties up to standards established for their intended market position. In addition, we may not achieve expected cost savings and planned operating efficiencies. Acquired properties may not perform as well as we anticipate due to various factors, including changes in macro-economic conditions and the demand for office space or oil and gas royalties. As the Company grows, we have to invest further in overhead to assimilate and manage a portfolio of potentially unrelated properties.

         We may face significant competition for acquisitions of properties, which may increase the costs of acquisitions. We may compete for acquisitions of, and investments in, properties with an indeterminate number of investors, including investors with access to significant capital such as domestic and foreign corporations and financial institutions, publicly traded and privately held REITs, private institutional investment funds, investment banking firms, life insurance companies and pension funds. This competition may increase prices for the types of properties in which we invest. In addition, the cost and availability of capital necessary to increase our asset base and revenue generating capability is difficult to predict and in and of itself may be a barrier to pursuing future acquisitions.

THE COMPANY'S ASSET INVESTMENTS ARE ILLIQUID

         Real estate property investments and oil and gas royalties generally cannot be disposed of quickly. The Company's recent start-up electricity retail business is also illiquid. Therefore, we may not be able to vary our mix of assets or achieve potentially required liquidity in response to economic or other conditions promptly or on favorable terms.

SOME POTENTIAL LOSSES MAY NOT BE COVERED BY INSURANCE

         The Company carries insurance on our properties that we consider appropriate and consistent with industry practices. Though we plan to assure to the best of our ability that policy specifications and insured limits of these policies are adequate and appropriate, there may be however, certain types of losses, including lease and other contract claims, acts of war, acts of terror and acts of God that generally may not be insured. Should an uninsured loss or a loss in excess of insured limits occur, we could lose all or a portion of the capital we have invested in a property, as well as the anticipated future revenue from the property. If that happened, we might nevertheless remain obligated for any mortgage debt or other financial obligations related to the property. Though we plan to maintain insurance policies with carriers with sufficient assets and capital to cover all insured perils, there may be however, failures or receiverships of carriers providing insurance to the Company. If this occurs, the Company could be essentially without coverage for perils and losses.

ABILITY TO SERVICE LONG-TERM DEBT

         Certain of the Company's activities are subject to risks normally associated with debt financing. The timing and amount of cash flows could be insufficient to meet required payments of principal and interest. We may not be able to refinance acquired debt, which in virtually all cases requires substantial principal payments at maturity, and, even if we can, refinancing might not be available on favorable terms. If principal payments due at maturity cannot be refinanced, extended or paid with proceeds of other capital transactions, including new equity capital, cash flow may not be sufficient in all years to repay all maturing debt. Prevailing interest rates or other factors at the time of refinancing, including the possible reluctance of lenders to make commercial real estate loans, may result in higher interest rates and increased interest expenses.

POTENTIAL ENVIRONMENTAL LIABILITIES

         Under various environmental laws, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of hazardous or toxic substances, including asbestos-containing materials that are located on or under the property. Specific asbestos remediation has taken place in certain of our rental buildings. Environmental laws often impose liability whether the owner or operator knew of, or was responsible for, the presence of those substances. In connection with our ownership and operation of properties, we may be liable for these costs, which could be substantial. Also, our ability to arrange for financing secured by that real property might be adversely affected because of the presence of hazardous or toxic substances or the failure to properly remediate any contamination. In addition, we may be subject to claims by third parties based on damages and costs resulting from environmental contamination at or emanating from our properties.

NON-COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT ("ADA")

         Under the ADA, all public accommodations are required to meet certain federal requirements related to physical access and use by disabled persons. While we believe our properties comply in all material respects with these physical requirements or would be eligible for applicable exemptions from material requirements because of adaptive assistance provided, a determination that we are not in compliance with the ADA could result in the imposition of fines or an award of damages to private litigants. If we were required to make modifications to comply with the ADA, our ability to meet financial obligations could be adversely affected.

POTENTIAL ADVERSE EFFECTS ON OUR NET OPERATING LOSS ("NOL")

         There are significant limitations of utilization of the NOL under applicable tax law as it relates to a change in ownership among five-percent (5%) owners exceed fifty percent (50%), and a business continuity test. If we are unable to meet these standards, utilization of the NOL could be limited or reduced to zero.

VOLATILITY OF OIL AND GAS PRICES

         Anticipated results from our oil and gas royalty investments are substantially dependent on prices of oil and gas. Prices for oil and gas are subject to large fluctuations in response to relative minor changes in the supply of, and demand for, oil and gas, market uncertainty and a variety of additional factors beyond our control. These factors include weather conditions, the economy, actions of the government regulation, political stability in the Middle East and elsewhere, the foreign supply of oil and gas, the price of foreign imports and the availability of alternate fuel sources. Any substantial extended decline in the price of oil and gas could have an adverse impact on our revenue generating capability.

UNCERTAINTY OF ESTIMATED OIL AND GAS RESERVES

         Estimates of economically recoverable oil and gas reserves are based upon a number of variable factors and assumptions, which are speculative and not under our control. Actual production and reserve data used to value future acquisitions will be estimates only and will be subject to uncertainties. Estimated quantities of oil and natural gas may differ considerably from amounts actually recovered and thus future cash flows could be impaired or accelerated beyond management's expectations.

AVAILABILITY OF CAPITAL RESOURCES

         Currently, the Company's capital resources are expected to be limited to the net proceeds obtained through the sale of the Purchased Securities, net proceeds from the sale of real estate, borrowing covered by the Guaranties and the net income from operations of the Company and its Subsidiaries. However, the operations of the Company's newest Subsidiary are in an initial development phase and we do not anticipate significant operating revenues from that business for several months. As a result, the net proceeds from this sale of the Purchased Securities and the guaranteed borrowings will be a primary capital resource during this period. In the event our current capital resources are insufficient to fund our operations and capital expenditures, the Company may be forced to seek other sources of financing, including without limitation, incurrence of debt and issuances of additional equity securities. There can be no assurance that such financing will be available on terms acceptable to the Company or on any terms. If additional financing is not available, it will have a material adverse effect on our operations.

MARKETABILITY OF THE SECURITIES

         The Series C Preferred and the Warrants will not be readily marketable, will not be redeemable at the option of the holder, have not been registered under applicable securities laws and we have no intention to so register those securities. Acquisition, ownership and transfer of the Series C Preferred and the Warrants will be restricted in order for the Company to maintain an exemption from registration under applicable state and federal securities laws. There is no public market for the Series C Preferred and the Warrants, and none is expected to develop. An investor must plan to retain the Series C Preferred and the Warrants for an indefinite period of time.

         The Common Stock is traded on the Nasdaq Stock Market. However, the Conversion Shares and the Warrant Shares have not been registered under applicable securities laws, and therefore cannot be transferred unless so registered or pursuant to an exemption from registration. The Company is not obligated to register the Conversion Shares or the Warrant Shares. In addition, the market in the Common Stock is not actively traded, and the low volume of trading may have a significant effect on the trading price of the Common Stock unrelated to the performance of the Company. Due to the foregoing an investor may not be able to liquidate such shares when he desires to do so, and may be required to retain the investment for an indefinite period of time.

DILUTION

         The conversion price of the Series C Preferred and the exercise price of the Warrants represent a purchase price share per share of Common Stock that is in excess of the net tangible book value per share of Common Stock as of September 30, 2004. As a result, Purchasers may experience immediate dilution in the book value of the shares acquired, in which case the existing stockholders of the Company will have an immediate increase in the net book value of the partnership interests owned prior to this transaction.

RELIANCE UPON NEW BUSINESS

         The Company recently formed a new Subsidiary, W Power and Light, LP, to commence operations in the electricity retail business. In addition to the general risks discussed above, this new business is subject to additional risks including those discussed below.

         THE RETAIL ELECTRICITY MARKET IS HIGHLY COMPETITIVE. The market for retail electricity customers is very competitive. In certain markets, our principal competitors include the local regulated electric utility or its non-regulated affiliate. In other markets, we face competition from independent electric providers, independent power producers and wholesale power providers. In most cases, our competitors have the advantage of long-standing relationships with customers, longer operating histories and/or larger and better capital resources. As a result, it may not be profitable for us to enter into some markets and our ability to increase market share may be hindered.

         In general, we compete on the basis of price, our commercial and marketing skills relative to other market participants, service and our financial position. Other factors affecting our competitive position include our ability to obtain electricity for resale and related transportation/transmission services. Since many of our energy customers, suppliers and transporters require financial guarantees and other assurances regarding contract performance, our access to letters of credit, surety bonds and other forms of credit support is another factor affecting our ability to compete in the market.

         OUR BUSINESS IS SUBJECT TO MARKET RISKS. Unlike a traditional regulated electric utility, we are not guaranteed a rate of return on our capital investments. Our results of operations, financial condition and cash flows depend, in large part, upon prevailing market prices for electricity in our markets and the impact of regulatory decisions on prices charged to our retail customers. Market prices may fluctuate substantially over relatively short periods of time, potentially adversely affecting our business. Changes in market prices for electricity may result from the following factors among others:


     o    weather conditions;
     o    seasonality;
     o    demand for energy commodities;
     o    general economic conditions;
     o    forced or unscheduled interruptions in electricity available;
     o    disruption   of   electricity    transmission    or    transportation,
          infrastructure or other constraints or inefficiencies;
     o    financial position of market participants;
     o    changes in market liquidity;
     o natural disasters, wars, embargoes, acts of terrorism and other catastrophic events; and
     o    governmental regulation and legislation.

         DEPENDENCE UPON THIRD PARTY PROVIDERS. The Company does not own any generating resources to supply electricity for our retail business in this market. As a result, we must purchase all of the generation capacity necessary to supply our retail energy business from third parties. In addition, we depend on power transmission and distribution facilities owned and operated by utilities and others to deliver energy products to our customers. If transmission or distribution is inadequate or disrupted, our ability to sell and deliver our products may be hindered. Any infrastructure failure that interrupts or impairs delivery of electricity could have an adverse effect on our business.

         We are dependent on the transmission and distribution utilities for reading our customers' energy meters. We also rely on the local transmission and distribution utility or, in some cases, the independent system operator, to provide us with our customers' information regarding energy usage; and we may be limited in our ability to confirm the accuracy of the information. If we receive incorrect or untimely information from the transmission and distribution utilities, we could have difficulty properly billing our customers and collecting amounts owed to us. Failure to receive correct and timely information could have an adverse effect on our business.

         REGULATION OF ELECTRICITY RETAIL BUSINESS. The Company's electricity retail business operates in a regulatory environment that is undergoing significant changes as a result of varying restructuring initiatives at both the state and federal levels. We cannot predict the future direction of these initiatives or the ultimate effect that this changing regulatory environment will have on our business. Moreover, existing regulations may be revised or reinterpreted and new laws and regulations may be adopted or become applicable to our facilities or our commercial activities. Such future changes in laws and regulations may have an adverse effect on our business. Regulators, regional transmission organizations and independent system operators have imposed and may continue to impose price limitations, bidding rules and other mechanisms in an attempt to address price volatility and other issues in power markets. If the trend toward competitive restructuring of the power market is reversed, discontinued or delayed, our business growth prospects and financial results could be adversely affected.

         ERCOT. The Electric Reliability Counsel of Texas ("ERCOT") is responsible for handling scheduling and settlement for all electricity supply volumes in the ERCOT Region. ERCOT plays a vital role in the collection and dissemination of metering data from the transmission and distribution utilities to the retail electric providers. We and other retail electric providers schedule volumes based on forecasts, which are based, in part, on information supplied by ERCOT. To the extent that these amounts are not accurate or timely, we could have incorrectly estimated our scheduled volumes and supply costs.

         In the event of a default by a retail electric provider of its payment obligations to ERCOT, the portion of the obligation that is unrecoverable by ERCOT is assumed by the remaining market participants in proportion to each participant's load ratio share. We would pay a portion of the amount owed to ERCOT should such a default occur if ERCOT is not successful in recovering such amount. The default of a retail electric provider in its obligations to ERCOT could have an adverse effect on our business.

         OUR STRATEGIC PLANS MAY NOT BE SUCCESSFUL. The Company's retail energy business operates in the deregulated segments of the electric power industry. The success of our long-term strategic plans are predicated upon the continuation of the trend toward greater competitive markets in this industry. If the trend towards competitive restructuring of the electric power industry is reversed, discontinued or delayed, our business could be adversely affected.

         NON-PERFORMANCE BY COUNTERPARTIES. Our operations are exposed to the risk that counterparties who owe us money or commodities and services will not perform their obligations. When such parties fail to perform their obligations, we might be forced to replace the underlying commitment at then-current market prices. In this event, we could incur reduced operating results or losses.

THE FOREGOING SUMMARY OF CERTAIN CONSIDERATIONS AND RISKS DO NOT PURPORT TO BE A COMPLETE EXPLANATION OF THE RISKS INVOLVED IN THIS INVESTMENT. PROSPECTIVE INVESTORS SHOULD READ THE ENTIRE SECURITIES PURCHASE AGREEMENT, THE SEC FILINGS AND OTHER INFORMATION PROVIDED BY THE COMPANY BEFORE DETERMINING TO INVEST IN THE SECURITIES.

                                   EXHIBIT "A"


                      CERTIFICATE OF DESIGNATION OF SERIES
                   AND DETERMINATION OF RIGHTS AND PREFERENCES
                                       OF

                      SERIES C CONVERTIBLE PREFERRED STOCK

                                       OF

                              AMEN PROPERTIES, INC.

         AMEN PROPERTIES, INC., a Delaware corporation (the "COMPANY"), acting pursuant to Section 151 of the General Corporation Law of Delaware, does hereby submit the following Certificate of Designation of Series and Determination of Rights and Preferences of its Series C Convertible Preferred Stock (this "CERTIFICATE").

         FIRST:  The name of the Company is Amen Properties, Inc.

         SECOND:  By unanimous  consent of the Board of Directors  (the "BOARD")
of the Company  dated   January __, 2005, the  following  resolutions  were duly
adopted:

         WHEREAS the Certificate of Incorporation of the Company (the "CERTIFICATE OF INCORPORATION") authorizes 5,000,000 shares of preferred stock, par value $.001 per share ("PREFERRED STOCK"), issuable from time to time in one or more series;

         WHEREAS, the Company has previously designated two series of Preferred Stock, the Series A Preferred Stock, par value $.001 per share (the "SERIES A PREFERRED") and the Series B Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED"), each with such rights and preferences as are set forth in the respective Certificate of Designation of Series and Determination of Rights and Preferences, as amended, for each (the "SERIES A AND B DESIGNATIONS");

         WHEREAS the Board of the Company is authorized, subject to limitations prescribed by law and by the provisions of paragraph four (4) of the Company's Certificate of Incorporation, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

         WHEREAS it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series.

         NOW, THEREFORE, BE IT RESOLVED that pursuant to paragraph four of the Company's Certificate of Incorporation, there is hereby established a new series of Preferred Stock, and that the Board does hereby fix and determine the designation, rights, preferences, powers, restrictions and limitations set forth as follows:

SECTION 1.  DESIGNATION; RANK.

         This series of cumulative convertible Preferred Stock shall be designated and known as the "SERIES C PREFERRED STOCK." The number of shares constituting the Series C Preferred Stock shall be 125,000 shares. The Series C Preferred Stock shall, with respect to rights upon liquidation, dissolution or winding up, whether voluntary or involuntary, rank equal to the Series A Preferred Stock and the Series B Preferred Stock, and prior to the common stock of the Company, par value $.01 per share (the "COMMON STOCK").

SECTION 2.  DIVIDENDS.

         The holders of outstanding shares of Series C Preferred Stock shall be entitled to receive any dividend declared in respect of the Common Stock based upon the number of shares of Common Stock into which the outstanding shares of Series C Preferred Stock are convertible at the time the dividend is declared as if such shares of Common Stock issuable upon conversion of the Series C Preferred Stock were outstanding for purposes of the Common Stock dividend.

SECTION 3.  LIQUIDATION PREFERENCE.

         (a) Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, but before any distribution or payment shall be made to the holders of any Common Stock, and in equal preference to the holders of the Series A Preferred and the Series B Preferred, the holders of Series C Preferred Stock shall be entitled to be paid out of the remaining assets of the Company legally available for distribution with respect to each share of Series C Preferred Stock an amount equal to the sum of (i) $16.00 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the "ORIGINAL SERIES C ISSUE PRICE") plus (ii) any declared but unpaid dividends thereon (such sum, the "SERIES C LIQUIDATION VALUE"). If upon any such liquidation, dissolution or winding up of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred Stock the full liquidation amount to which each is entitled under the Series A and B Designations and this Certificate, as the case may be, then the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred Stock shall share ratably in any distribution of the remaining assets of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares of such Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         (b) After payment in full of the liquidation amounts to which all outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred Stock are entitled, then the remaining assets of the Company legally available for distribution, if any, shall be distributed to the holders of Common Stock.

         (c) The following events shall be considered a liquidation for purposes of Section 3(a) above and Section 6 (a) below unless the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred, Series B Preferred and the Series C Preferred Stock, voting together as a single class, vote otherwise:

                  (i) any merger, consolidation or other business combination of the Company in which the stockholders of the Company immediately prior to such transaction will, immediately after such transaction (by virtue of securities issued in the transaction or otherwise), beneficially own (as determined pursuant to rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") capital stock representing less than fifty percent (50%) of the voting power of the surviving entity's voting stock immediately after such transaction; or

                  (ii) a sale of all or  substantially  all of the assets of the
         Company to any other entity, where the Company's stockholders immediately prior to such sale will, immediately after such sale (by virtue of securities issued as consideration for the Company's sale or otherwise), beneficially own (as determined pursuant to Rule 13d-3 under the Exchange Act) capital stock representing less than fifty percent (50%) of the voting power of the acquiring entity's voting stock.

         (d) In either of the events in Section 3(c) above, if the consideration received by the Company is other than cash, its value will be deemed its fair market value as determined in good faith by the Board. Any securities shall be valued as follows:

                  (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

                           (A) If traded on a securities exchange or through the
                  Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three
                  (3) days prior to the closing;

                           (B) If actively  traded  over-the-counter,  the value
                  shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

                           (C) If there is no active  public  market,  the value
                  shall be the fair market value thereof, as mutually determined by the Board and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred Stock.

                  (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (A), (B) or
         (C) to reflect the approximate fair market value thereof, as mutually determined by the Board and the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred Stock.

SECTION 4.  VOTING RIGHTS.

         (a) Each holder of outstanding shares of Series C Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which all of the shares of Series C Preferred Stock held by such holder are convertible (subject to the Conversion Cap described in, and as adjusted from time to time pursuant to, Section 6 hereof) at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law, by the express provisions hereof, or by the provisions establishing any other series of Preferred Stock, holders of Series C Preferred Stock and of any outstanding other series of Preferred Stock shall vote together with the holders of Common Stock as a single class.

         (b) Notwithstanding the foregoing, the Series C Preferred Stock will not be entitled (i) to vote with respect to any approval or ratification by the stockholders of the Company of the designation, issuance and sale of the Series C Preferred Stock by the Company in accordance with the rules of the Nasdaq Stock Market, and (ii) to the number of votes equal to the number of shares of Common Stock into which the Series C Preferred Stock is convertible that are in excess of the Conversion Cap unless and until Stockholder Approval is obtained (as such capitalized terms are defined in Section 6 hereof).

SECTION 5.  COVENANTS.

         In addition to any other rights provided by law, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of at least fifty percent (50%) of the outstanding shares of the Series A Preferred, Series B Preferred and Series C Preferred Stock, voting together as a single class, (i) authorize or create (by reclassification or otherwise) any new class or series of shares of capital stock with rights senior or equal to the Series A Preferred, Series B Preferred or Series C Preferred Stock; (ii) amend or waive any provision of this Corporation's Certificate of Incorporation or Bylaws in any manner that adversely affects the preferences, privileges or rights of the Series A Preferred, Series B Preferred or Series C Preferred Stock; (iii) redeem or repurchase Common Stock or any other junior equity security, except for shares repurchased upon the termination of an employee, officer, director or consultant pursuant to a restricted stock purchase agreement; (iv) pay or declare any dividend on the Common Stock or any other junior equity security other than a dividend payable in shares of Common Stock; or (v) liquidate or wind up the Corporation.

SECTION 6.  CONVERSION RIGHTS.

         The holders of the Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

         (a) RIGHT TO CONVERT. Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series C Issue Price by the Conversion Price (as defined below) in effect at the time of conversion. Subject to the Conversion Cap provided under Section 6(l) and other limitations set forth herein, the Series C Preferred Stock is convertible into an aggregate of 500,000 shares of Common Stock. The Conversion Price (the "CONVERSION PRICE") is $4.00 per share of Common Stock. The Conversion Price is the price at which shares of Common Stock shall be deliverable upon conversion of Series C Preferred Stock, without the payment of additional consideration by the holder thereof. Such initial Conversion Price and the rate at which shares of Series C Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of fractional shares, the Company shall round such fraction to the nearest whole number.

         (c) MECHANICS OF CONVERSION.

                  (i) In order to convert shares of Series C Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series C Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates. Such notice shall state the number of shares of Series C Preferred Stock which the holder seeks to convert. The number of shares of Common Stock into which each share of Series C Preferred Stock is convertible is subject to and limited by the Conversion Cap provided in Section 6(l). If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date ("Conversion Date"). As soon as practicable after the Conversion Date, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificate representing the shares of Series C Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                  (ii) The Company shall at all times during which the Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

                   (iii) All shares of Series C Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor, and if applicable, cash for any fractional shares of Common Stock. Any shares of Series C Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Company may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series C Preferred Stock accordingly.

         (d) ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES.

                  (i) SPECIAL DEFINITIONS. For purposes of this Subsection 6(d), the following definitions shall apply:

                           (A) "OPTION"  shall mean rights,  options or warrants
                  to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding rights or options granted to employees, vendors, officers, directors and executives of, and consultants or shareholders to, the Company in an amount not exceeding the number of Reserved Employee Shares.

                           (B) "ORIGINAL ISSUE DATE" shall mean the date on which the first share of Series C Preferred Stock is first issued.

                           (C) "CONVERTIBLE SECURITIES" shall mean any evidences
                  of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                           (D) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to Subsection 6(d)(iii) below, deemed to be issued) by the Company after the Original Issue Date, other than Reserved Employee Shares and other than shares of Common Stock issued or issuable:

                                    (1) by reason of a  dividend,  stock  split,
                           split-up or other distribution on shares of Common Stock;

                                    (2)  upon the  exercise  of  Options  as set
                           forth in Subsection 6(d)(i)(A);

                                    (3) upon  conversion  of  shares of Series C
                           Preferred Stock;

                           (E) "RESERVED  EMPLOYEE  SHARES" shall mean shares of
                  Common Stock issued to employees, officers, directors, shareholders and executives of, and consultants or vendors to, the Company upon the exercise of options granted under the Company's employee stock option plans, which plans have been approved by the Company's stockholders, or as payment of compensation.

                           (F) "RIGHTS TO ACQUIRE  COMMON  STOCK" (or  "RIGHTS")
                  shall mean all rights issued by the Company to acquire Common Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

                  (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which the Series C Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price thereof, unless (A) the consideration per share (determined pursuant to Subsection 6(d)(v) below) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (B) prior to such issuance, the Company receives written notice from the holders of at least a majority of the voting power of all then outstanding shares of Series A Preferred, Series B Preferred and Series C Preferred Stock, voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                  (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 6(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case:

                           (A) No further  adjustment  in the  Conversion  Price
                  shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options, Rights or conversion or exchange of such Convertible Securities;

                           (B) Upon the expiration or termination of any unexercised Option, Right or Convertible Security, the Conversion Price shall be adjusted immediately to reflect the Conversion Price which would have been in effect had such Option, Right or Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued; and

                           (C) In the  event  of any  change  in the  number  of
                  shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have been obtained had the Conversion Price adjustment that was originally made upon the issuance of such Option, Right or Convertible Security which were not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

                  (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 6(d)(iii), but excluding shares issued as a dividend or distribution as provided in Subsection 6(f) or upon a stock split or combination as provided in Subsection 6(e)), without consideration, or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, or without the requisite number of notices contemplated by Subsection 6(d)(ii) hereof, then and in such event, the Conversion Price shall be reduced by a full ratchet anti-dilution adjustment to such lesser price (calculated to the nearest cent), but in no case will convert at a price below $2.80 per share, concurrently with such issuance at a price less than the original Conversion Price. Notwithstanding the foregoing, the applicable Conversion Price shall not be reduced if the amount of such reduction would be an amount less than $.20, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.20 or more.

                  (v) DETERMINATION OF CONSIDERATION. For purposes of this Subsection 6(d), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (A) Cash and Property. Such consideration shall:

                                    (1)  insofar  as it  consists  of  cash,  be
                           computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                                    (2) insofar as it consists of property other
                           than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

                                    (3) in the event Additional Shares of Common
                           Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                           (B) Options, Rights and Convertible  Securities.  The
                  consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 6(d)(iii), relating to Options, Rights and Convertible Securities, shall be determined by dividing

                                    (1) the total  amount,  if any,  received or
                           receivable by the Company as consideration for the issue of such Options, Rights or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities, by

                                    (2) the  maximum  number of shares of Common
                           Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities.

         (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in shares of Common Stock, then and in each such event the Conversion Price shall be decreased as of the time of such issuance, by multiplying the Conversion Price by a fraction, the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

         (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of shares of the Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the holders of the Series C Preferred Stock.

         (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the holder of each share of Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

         (i) NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment to the extent required hereunder.

         (j) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Prices pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and shall file a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based with its corporate records. The Company shall, upon the reasonable written request of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price(s) then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series C Preferred Stock. Despite such adjustment or readjustment, the form of each or all Series C Preferred Stock certificates, if the same shall reflect the initial or any subsequent Conversion Price, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Certificate, which shall control.

         (k) NOTICE OF RECORD DATE. In the event

                  (i) that the Company declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Company;

                  (ii) that the Company subdivides or combines its outstanding shares of Common Stock;

                  (iii) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon); or

                  (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Company;

         then the Company shall cause to be filed at its principal office and shall cause to be mailed to the holders of the Series C Preferred Stock at their last addresses as shown on the records of the Company, or such transfer agent, at least 10 days prior to the record date specified in
         (A) below or 20 days before the date specified in (B) below, a notice stating

                           (A) the record date of such  dividend,  distribution,
                  subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                           (B) the date on which such reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, dissolution or winding up.

         (l) LIMITATION ON CONVERSION RIGHTS. Notwithstanding anything stated herein to the contrary, unless and until the issuance and sale of the Series C Preferred Stock is approved or ratified by the stockholders of the Company in accordance with the rules of the Nasdaq Stock Market (the "STOCKHOLDER APPROVAL"), the Series C Preferred Stock cannot be converted into a total number of shares of Common Stock equal to or greater than twenty percent (20%) of the number of shares of Common Stock outstanding immediately prior to the issuance of the Series C Preferred Stock (the "CONVERSION CAP"). The Conversion Rights are expressly limited by and subject to the Conversion Cap for all purposes, unless and until the Stockholder Approval is obtained. The Conversion Cap shall be applied pro rata to the Conversion Rights of each outstanding share of Series C Preferred Stock, reducing the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible equally. In no event shall the number of shares of Common Stock into which the Series C Preferred Stock is convertible exceed the Conversion Cap prior to the Stockholder Approval. Upon Stockholder Approval, the Conversion Cap shall terminate for all purposes and this Certificate shall be deemed amended to delete all references to the Conversion Cap and the conversion limitation set forth in this Section 6(l). The Company may, but shall not be required to, file an amendment to its Certificate of Incorporation to reflect the Stockholder Approval.

SECTION 7.  REDEMPTION.

         (a) Upon and at any time subsequent to the third anniversary of the Original Issue Date (as defined in Section 6(d)(i) above), the Company at its option may redeem, out of its available cash or cash equivalents, any amount of the then outstanding and not previously converted (pursuant to Section 6) Series C Preferred Stock issued on the Original Issue Date, at a price per share equal to the Original Series C Issue Price, plus any declared, but unpaid dividends thereon upon notice provided in accordance with Section 7(b). Shares subject to redemption pursuant to this Section shall be redeemed from each holder of Series C Preferred Stock on a pro rata basis.

         (b) At least thirty (30) days prior to the dates that the Company elects to redeem shares of the Series C Preferred Stock pursuant to Section 7(a) (each a "REDEMPTION DATE," together the "REDEMPTION DATES"), the Company shall send a notice (the "REDEMPTION NOTICE") to all holders of the outstanding Series C Preferred Stock of such redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the price per share to be paid (the "REDEMPTION PRICE") and the place at which payment may be obtained.

         (c) On or prior to the Redemption Date, the Company shall deposit the Redemption Price of all shares to be redeemed as of such date with a bank or trust company having aggregate capital and surplus in excess of $50,000,000, as a trust fund, with irrevocable instructions and authority to the bank or trust company to pay, upon receipt of notice from the Company that such holder has surrendered the Series C Preferred Stock share certificates in accordance with
Section 7(d), the Redemption Price of the shares to their respective holders. Any moneys deposited by the Company pursuant to this Section 7 for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 6 hereof no later than the fifth (5th) day preceding the Redemption Date shall be returned to the Company forthwith upon such conversion. The balance of any funds deposited by the Company pursuant to this Section 7 remaining unclaimed at the expiration of one (1) year following such Redemption Date shall be returned to the Company promptly upon its written request.

         (d) On such  Redemption  Date,  each  holder  of  shares  of  Series  C
Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Company in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after such Redemption Date, all rights of the holder of such redeemed shares as a holder of Series C Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificates) shall cease and terminate with respect to such shares.

         (e) In the event of a call for redemption of any shares of Series C Preferred Stock, the Conversion Rights (as defined in Section 6) for such Series C Preferred Stock shall terminate as to the shares designated for redemption at the close of business on the fifth (5th) day preceding the Redemption Date, unless default is made in payment of the Redemption Price.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed this ____ day of January, 2005.

                                     AMEN PROPERTIES, INC.


                                     By: /s/  Jon M. Morgan
                                        ------------------------------
                                              Jon M. Morgan, President

                                   EXHIBIT "B"

                           FORM OF WARRANT CERTIFICATE

         THIS WARRANT AND ANY WARRANT SHARES ISSUED UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO A SECURITIES PURCHASE AGREEMENT, DATED AS OF JANUARY ___, 2005, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF THE COMPANY. SUCH SECURITIES PURCHASE AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE.

         THIS WARRANT, THE PURCHASE RIGHTS EVIDENCED BY THIS WARRANT AND ANY WARRANT SHARES WHICH MAY BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND THIS WARRANT, SUCH PURCHASE RIGHTS AND WARRANT SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

No. 3 Warrant to Purchase

                                           _______ shares of Common Stock
Dated:   January ___, 2005
                                                   (subject to adjustment
                                                     as described herein)

                               WARRANT CERTIFICATE

                   Representing Common Stock Purchase Warrant

                              AMEN PROPERTIES, INC.

Purchase Price of Common Stock:     $4.00 per share

                                                         (subject to adjustment)

         THIS WARRANT CERTIFICATE (THIS "WARRANT") CERTIFIES that, for value received, __________________________________, his registered assigns or the
Holder (as defined below) hereof, is entitled, at any time prior to the close of business on the Expiration Date defined below, to purchase the number of shares stated above (subject to adjustment as herein provided) of Common Stock of Amen Properties, Inc., a Delaware corporation (the "COMPANY"), at the purchase price per share stated above (subject to adjustment as herein provided) (the "PURCHASE PRICE") upon surrender of this Warrant at the Principal Office of the Company and payment of such Purchase Price in cash or by bank cashier's or certified check.

         This Warrant is one of the Warrants originally issued by the Company, initially covering an aggregate of 250,000 shares of Common Stock, pursuant to a Securities Purchase Agreement dated as of January ___, 2005 between the Company and the purchasers named on the signature pages thereto (the "PURCHASE AGREEMENT").

         SECTION 1. DEFINITIONS. The following terms have the meanings set forth below. Additional terms are defined elsewhere herein.

         "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company.

         "EXERCISE DATE" with respect to any Warrant means each date on which Warrant Shares are to be issued upon exercise of such Warrant.

         "EXPIRATION DATE" means January ___, 2008

         "HOLDER" means the registered holder or holders of this Warrant and any related Warrant Shares.

         "HOLDERS" means the registered holders of all Warrants and any related Warrant Shares.

         "PRINCIPAL OFFICE" means the principal office of the Company which, on the date hereof, is located at 303 West Wall, Suite 1700, Midland Texas 79701. The Company shall notify each Warrantholder of any change in its principal office.

         "PURCHASE PRICE" has the meaning assigned to that term in the introductory paragraph hereof.

         "PURCHASERS" means all of the initial Holders of the Warrants who purchased the Warrants from the Company.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SERIES C PREFERRED STOCK" means the Series C Convertible Preferred Stock, par value $.001 per share, of the Company.

         "WARRANTS" means the Company's Common Stock Purchase Warrants and any Warrant Certificates representing such Common Stock Purchase Warrants (including the Warrant represented by this Warrant Certificate) issued pursuant to the Purchase Agreement, each identical as to the terms and conditions of this Warrant Certificate except as to the number of shares of Common Stock for which they may be exercised, evidencing, in the aggregate, the right to purchase initially 250,000 shares of Common Stock, all Warrants issued in exchange, transfer or replacement thereof.

         "WARRANT SHARES" means the shares of Common Stock purchased or purchasable by the Holder upon the exercise of this Warrant pursuant to Section 2 hereof, and, where the context so requires, the shares of Common Stock issuable upon exercise of any other Warrant by the Holder thereof.

         Any capitalized term not otherwise defined herein shall have the meaning specified in the Purchase Agreement.

         SECTION 2.  EXERCISE.
                     --------

                  A. GENERAL. Subject to the limitation set forth in Section 2E and any other limitation set forth herein or in the Purchase Agreement or imposed by applicable law, each Holder shall be entitled to exercise any Warrant held by it, in whole or in part, at any time or from time to time commencing on the date of issuance of the Warrant until 5:00 p.m., Midland, Texas time, on the Expiration Date.

                  B. MANNER OF EXERCISE. In order to exercise any Warrant in whole or in part, the Holder shall complete one of the subscription forms attached hereto, deliver the Warrant to the Company at its Principal Office and make payment of the Purchase Price pursuant to one of the payment options provided in this Section 2.B. Payment of the Purchase Price shall be made at the option of the Holder by one or more of the following methods: (1) by delivery to the Company of cash, a certified check or a bank cashier's check in an amount equal to the then aggregate Purchase Price, (2) by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of the particular Warrant with an aggregate Fair Market Value (as defined below) equal to such Purchase Price, or (3) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Market Value equal to such Purchase Price, or any combination of the foregoing. Upon receipt thereof by the Company, the Holder shall immediately be deemed to be a holder of record of the shares of Common Stock specified in said subscription form, and the Company shall, as promptly as practicable, and in any event within 10 business days thereafter, execute and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said subscription form. Each stock certificate so delivered shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to compliance with federal and state securities laws and Section 4 hereof. If the Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a Warrant in the form of this Warrant representing the right to purchase the remaining number of shares purchasable thereunder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section 2, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder to the Company at the time of delivering the Warrant to the Company. As used herein "FAIR MARKET VALUE" on any day shall mean (i) the average of the daily closing sale prices of the Common Stock during the 20 trading days immediately preceding the day as of which "FAIR MARKET VALUE" is being determined, on the principal securities exchange on which the Common Stock is then listed, or if there shall have been no sales of the Common Stock on such exchange on such day, the mean of the closing bid and asked prices on such exchange at the end of such day, or (ii) if the Common Stock is not so listed, the average of the high and low bid and prices on such day in a domestic over-the-counter market, or (iii) any time the Common Stock is not listed on any domestic exchange or quoted in a domestic over-the-counter market, the "FAIR MARKET VALUE" shall be determined by the Board of Directors of the Company.

                  C. TRANSFER RESTRICTION LEGEND. Each Warrant shall bear the legends set forth on the face of this Warrant. Each certificate for Warrant Shares issued upon exercise or conversion of this Warrant, unless at the time of exercise or conversion such Warrant Shares are registered under the Securities Act, shall bear the legends described in Section 5.9 of the Purchase Agreement.

                  D. CHARACTER OF WARRANT SHARES. All shares of Common Stock issuable upon the exercise of the Warrants shall be duly authorized, validly issued, fully paid and nonassessable.

                  E. LIMITATION ON EXERCISE. Notwithstanding anything stated herein to the contrary, unless and until the issuance and sale of the Series C Preferred Stock and the Warrants are approved or ratified by the stockholders of the Company in accordance with the rules of the Nasdaq Stock Market (the "STOCKHOLDER APPROVAL"), the Series C Preferred Stock and the Warrants cannot be converted into or exercised for (as the case may be) a total number of shares of Common Stock equal to or greater than twenty percent (20%) of the number of shares of Common Stock outstanding immediately prior to the issuance of the Series C Preferred Stock and the Warrants (the "COMMON STOCK CAP"). The exercise of the Warrants is expressly limited by and subject to this Section 2E for all purposes unless and until the Stockholder Approval is obtained. Within the Common Stock Cap, the exercise rights of the Warrants are subordinated to the conversion rights of the Series C Preferred Stock, such that no Warrant may be exercised if the number of shares of Common Stock into which the outstanding shares of Series C Preferred Stock are convertible is equal to or exceeds the Common Stock Cap. In the event the Common Stock Cap exceeds the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock but less than the number of shares of Common Stock into which the outstanding Warrants are exercisable, the exercise right of the Warrants shall be reduced pro rata among the outstanding Warrants. In no event shall the total number of shares of Common Stock into which the Series C Preferred Stock is convertible and the Warrants are exercisable exceed the Common Stock Cap prior to the Stockholder Approval. Upon Stockholder Approval, the Common Stock Cap shall terminate and the Warrants shall be exercisable in accordance with the terms hereof excluding this Section 2E.

         SECTION 3.  OWNERSHIP AND EXCHANGE OF THE WARRANTS.
                     --------------------------------------

                  A. REGISTERED HOLDER. The Company may deem and treat the person in whose name each Warrant is registered as the Holder and owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of such Warrant for exchange or transfer as provided in this Section 3.

                  B. EXCHANGE AND REPLACEMENT. Any Warrant is exchangeable upon the surrender thereof by the Holder to the Company at its Principal Office for a new Warrant or Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable thereunder, each new Warrant to represent the right to purchase such number of shares as shall be designated by the Holder at the time of surrender. Subject to compliance with Section 4, each Warrant and all rights thereunder are transferable in whole or in part upon the books of the Company by the Holder thereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same class, tenor and date as the Warrant but registered in the name of the transferee, upon surrender of the Warrant, duly endorsed, at the Principal Office of the Company. The Company will issue replacement Warrant certificates upon the loss, theft, destruction or mutilation thereof. Warrants shall be promptly canceled by the Company upon the surrender thereof in connection with any exchange, transfer or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 3.

         SECTION 4. TRANSFER OF WARRANTS OR WARRANT SHARES. This Warrant and the related Warrant Shares shall not be transferable except in accordance with the terms and conditions specified in the Purchase Agreement and in accordance with applicable law.

         SECTION 5. ADJUSTMENT PROVISIONS. The aggregate number of shares of Common Stock issuable upon exercise of the Warrants, and the Purchase Price per share, shall be subject to adjustment in the events and to the extent set forth in EXHIBIT I.

         SECTION 6. NOTIFICATIONS BY THE COMPANY. The Holder shall be entitled to notices of certain events related to the Company to the same extent and in the same manner as the holders of the Series C Preferred Stock pursuant to the terms of the Certificate of Designations of the Series C Preferred Stock.

         SECTION 7. NOTICES. Any notice or other document required or permitted to be given or delivered to Holders shall be delivered at, or sent by certified or registered mail to each Holder at, the address set forth for such Holder on the signature page hereof or to such other address as shall have been furnished to the Company in writing by such Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be sent by certified or registered mail to the Company, at its Principal Office, attention:
President, or other such address as shall have been furnished to the Holders by the Company.

         SECTION 8. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle any Holder thereof to any of the rights of a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder of a Warrant, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         SECTION 9. MISCELLANEOUS. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         WITNESS the due execution of this Warrant by a duly authorized officer of the Company.

                                        AMEN PROPERTIES, INC.,
                                        a Delaware corporation


                                        By: /s/ Jon M. Morgan
                                           --------------------------------
                                                Jon M. Morgan, President



ATTEST:



Secretary


ACCEPTED this ____ day of January, 2005:



[Holder] [Holder's address]

                             FULL SUBSCRIPTION FORM


                  ____ To Be Executed by the Registered Holder if He Desires to Exercise the Warrant in Full

         The undersigned hereby exercises the right to purchase the __________ shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price of $______________ per share in effect at this date. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.


Dated: _________, ____                               [                     ]


                                             Signature _____________________

                                             Address:  _____________________

                                                       _____________________

                            PARTIAL SUBSCRIPTION FORM


                   ___ To Be Executed by the Registered Holder
                  if He Desires to Exercise the Warrant in Part


         The undersigned hereby exercises the right to purchase __________ shares of the total number of shares of Common Stock covered by the attached Warrant at the date of this subscription and herewith makes payment of the sum of $__________ representing the Purchase Price of __________ per share in effect at this date. Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified in written instructions signed by the undersigned and accompanying this subscription.

         (THE FOLLOWING PARAGRAPH NEED BE COMPLETED ONLY IF THE PURCHASE PRICE AND NUMBER OF SHARES OF COMMON STOCK SPECIFIED IN THE ATTACHED WARRANT HAVE BEEN ADJUSTED PURSUANT TO EXHIBIT I THEREOF.)

         The shares hereby subscribed for constitute __________ shares of Common Stock (rounded to the nearest whole share) resulting from adjustment of ______________ shares of the total of _______________ shares of Common Stock covered by the attached Warrant, as said shares were constituted at the date of the Warrant, leaving a balance of ________ shares of Common Stock, as constituted at the date of the Warrant, to be covered by the new Warrant.


Dated:  _________,____                               [                        ]

                                             Signature _______________________

                                             Address:  _______________________

                                                       _______________________

                                    EXHIBIT I

                            ANTI-DILUTION PROVISIONS


         The number of Warrant Shares purchasable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time upon the happening of certain events as hereinafter described.

         1. SPECIAL DEFINITIONS. For purposes of this EXHIBIT I, the following definitions shall apply:

                  (A) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding rights, options or shares granted or issued to employees, vendors, officers, directors and executives of, and consultants or shareholders to, the Company in an amount not exceeding the number of Reserved Employee Shares.

                  (B) "ORIGINAL ISSUE DATE" shall mean the date of this Warrant.

                  (C) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, except for the Series C Preferred Stock issued on the Original Issue Date.

                  (D) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to Section 3 below, deemed to be issued) by the Company after the Original Issue Date, other than Reserved Employee Shares and other than shares of Common Stock issued or issuable:

                           (1) by  reason  of a  stock  dividend,  stock  split,
                  split-up or other distribution on shares of Common Stock;

                           (2) upon the exercise of Options;

                           (3) upon  conversion  of shares of Series C Preferred
                  Stock;

                  (E) "RESERVED EMPLOYEE SHARES" shall mean shares of Common Stock issued to employees, officers, directors, shareholders and executives of, and consultants or vendors to, the Company either directly as compensation or upon the exercise of options granted by the Company.

                  (F) "RIGHTS TO ACQUIRE COMMON STOCK" (or "RIGHTS") shall mean all rights issued by the Company to acquire Common Stock whether by exercise of a warrant, option or similar call, or conversion of any existing instruments, in either case for consideration fixed, in amount or by formula, as of the date of issuance.

         2. NO ADJUSTMENT OF CONVERSION PRICES. No adjustment in the number of Warrant Shares shall be made unless (i) the consideration per share (determined pursuant to Section 5 below) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Purchase Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock, or (ii) prior to such issuance, the Company receives written consent from the holders of at least a majority of the voting power of all then outstanding Warrants agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

         3. ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL SHARES OF COMMON STOCK. If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or Rights to Acquire Common Stock, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue; provided, however, that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 5 hereof) of such Additional Shares of Common Stock would be less than the Purchase Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case:

                  (A) No further adjustment in the Purchase Price shall be made upon the subsequent issue of shares of Common Stock upon the exercise of such Options, Rights or conversion or exchange of such Convertible Securities;

                  (B) Upon the expiration or termination of any unexercised Option, Right or Convertible Security, the Purchase Price shall be adjusted immediately to reflect the Purchase Price which would have been in effect had such Option, Right or Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued; and

                  (C) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option, Right or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had the Purchase Price adjustment that was originally made upon the issuance of such Option, Right or Convertible Security which were not exercised or converted prior to such change been made upon the basis of such change, but no further adjustment shall be made for the actual issuance of Common Stock upon the exercise or conversion of any such Option, Right or Convertible Security.

         4. ADJUSTMENT OF CONVERSION PRICES UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If the Company shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3, but excluding shares issued as a dividend or distribution as provided in Section 7 or upon a stock split or combination as provided in Section 6, without consideration, or for a consideration per share less than the Purchase Price in effect on the date of and immediately prior to such issue, or without the requisite consent contemplated by Section 2 hereof, then and in such event, the Purchase Price shall be reduced by a full ratchet anti-dilution adjustment to such lesser price (calculated to the nearest cent), but in no case will the Purchase Price be reduced below $2.80 per share, concurrently with such issuance at a price less than the original Purchase Price. Notwithstanding the foregoing, the applicable Purchase Price shall not be reduced if the amount of such reduction would be an amount less than $.20, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.20 or more.

         5. DETERMINATION OF CONSIDERATION. For purposes of this Exhibit I, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (A) CASH AND PROPERTY. Such consideration shall:

                           (1) insofar as it  consists  of cash,  be computed at
                  the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends;

                  (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and

                  (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board.

                  (B) OPTIONS, RIGHTS AND CONVERTIBLE SECURITIES. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3, relating to Options, Rights and Convertible Securities, shall be determined by dividing

                           (1) the total amount,  if any, received or receivable
                  by the Company as consideration for the issue of such Options, Rights or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities, by

                           (2) the maximum  number of shares of Common Stock (as
                  set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options, Rights or the conversion or exchange of such Convertible Securities.

         6. ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

         7. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue a dividend or other distribution payable in shares of Common Stock, then and in each such event the Purchase Price shall be decreased as of the time of such issuance, by multiplying the Purchase Price by a fraction, the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

         8. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holders shall receive upon exercise of the Warrant in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that they would have received had the Warrants been exercised into Warrant Shares on the date of such event and had thereafter retained such securities receivable by them as aforesaid during such period given application to all adjustments called for during such period, under this paragraph with respect to the rights of the Holders.

         9. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Warrant Shares shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above), then and in each such event the Holder shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which the Warrant might have been exercised immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

         10. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this
EXHIBIT I and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holders against impairment to the extent required hereunder.

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

         11. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this EXHIBIT I, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and shall file a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based with its corporate records. The Company shall, upon the reasonable written request of any Holder furnish or cause to be furnished to such Holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Purchase Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the exercise of this Warrant. Despite such adjustment or readjustment, the form of each or all Warrants, if the same shall reflect the initial or any subsequent Purchase Price, need not be changed in order for the adjustments or readjustments to be valid in accordance with the provisions of this Warrant, which shall control.

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